                                                                    Exhibit 99.1

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[861,217,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-4

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               OCTOBER [20], 2005

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                                   TERM SHEET
                               OCTOBER [20], 2005
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-4
                          $[861,217,000] (APPROXIMATE)
                              SUBJECT TO REVISION

                                                               WAL (YRS)     PAYMENT WINDOW
                 APPROX    INITIAL C/E                         (CALL(4)/        (CALL(4)/
    CLASS       SIZE ($)      (%)(7)           COUPON          MATURITY)        MATURITY)
    -----     -----------  -----------  --------------------  -----------  ------------------
CLASS A-1     285,517,000    [25.35%]   LIBOR + [ ] (1), (2)  1.72 / 1.72    1 - 61 / 1 - 61
CLASS A-2A1   188,365,000    [32.82%]   LIBOR + [ ] (1), (2)  1.00 / 1.00    1 - 21 / 1 - 21
CLASS A-2A2   136,189,000    [32.82%]   LIBOR + [ ] (1), (2)  2.65 / 2.65   21 - 60 / 21 - 60
CLASS A-2B     36,062,000    [25.35%]   LIBOR + [ ] (1), (2)  1.69 / 1.69    1 - 60 / 1 - 60
CLASS A-3      75,735,000    [16.60%]   LIBOR + [ ] (1), (2)  5.66 / 7.36  61 - 69 / 61 - 158
CLASS M-1      39,815,000    [12.00%]   LIBOR + [ ] (1), (3)  4.35 / 4.75  43 - 69 / 43 - 124
CLASS M-2      28,563,000     [8.70%]   LIBOR + [ ] (1), (3)  4.22 / 4.58  40 - 69 / 40 - 115
CLASS M-3       9,521,000     [7.60%]   LIBOR + [ ] (1), (3)  4.16 / 4.50  40 - 69 / 40 - 105
CLASS M-4      15,579,000     [5.80%]   LIBOR + [ ] (1), (3)  4.14 / 4.44  39 - 69 / 39 - 101
CLASS M-5       9,953,000     [4.65%]   LIBOR + [ ] (1), (3)  4.12 / 4.37   38 - 69 / 38 - 93
CLASS M-6(6)    8,222,000     [3.70%]              Information Not Provided Hereby
CLASS B-1(6)   10,819,000     [2.45%]              Information Not Provided Hereby
CLASS B-2(6)    5,193,000     [1.85%]              Information Not Provided Hereby
CLASS B-3(6)    5,193,000     [1.25%]              Information Not Provided Hereby
CLASS B-4(6)    6,491,000     [0.50%]              Information Not Provided Hereby
              -----------
TOTAL:        861,217,000
              ===========

                                     EXPECTED       STATED
              PAYMENT   INTEREST       FINAL         FINAL     EXPECTED RATINGS
    CLASS      DELAY     ACCRUAL   MATURITY (4)  MATURITY (5)   (S&P / MOODY'S)
    -----     -------  ----------  ------------  ------------  ----------------
CLASS A-1        0     Actual/360    Nov-2010      Aug-2036      [AAA] / [Aaa]
CLASS A-2A1      0     Actual/360    Jul-2007      Aug-2036      [AAA] / [Aaa]
CLASS A-2A2      0     Actual/360    Oct-2010      Aug-2036      [AAA] / [Aaa]
CLASS A-2B       0     Actual/360    Oct-2010      Aug-2036      [AAA] / [Aaa]
CLASS A-3        0     Actual/360    Jul-2011      Aug-2036      [AAA] / [NR]
CLASS M-1        0     Actual/360    Jul-2011      Aug-2036       [AA+] / NR
CLASS M-2        0     Actual/360    Jul-2011      Aug-2036        [AA] / NR
CLASS M-3        0     Actual/360    Jul-2011      Aug-2036       [AA-] / NR
CLASS M-4        0     Actual/360    Jul-2011      Aug-2036        [A+] / NR
CLASS M-5        0     Actual/360    Jul-2011      Aug-2036        [A] / NR
CLASS M-6(6)          Information Not Provided Hereby              [A-] / NR
CLASS B-1(6)          Information Not Provided Hereby             [BBB+] / NR
CLASS B-2(6)          Information Not Provided Hereby             [BBB] / NR
CLASS B-3(6)          Information Not Provided Hereby             [BBB-] / NR
CLASS B-4(6)          Information Not Provided Hereby             [BB+] / NR

TOTAL:

1)   Subject to the related Available Funds Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A1, Class A-2A2, Class A-2B and Class A-3 Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

6) The Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.

7) Initial Credit Enhancement includes over-collateralization of approximately 0.50%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Colin Sheen                   212-449-3659   colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com

MOODY'S
Kruti Muni                    201-915-8733   kruti.muni@moodys.com

STANDARD & POOR'S
Rasool Alizaden               212-438-7334   rasool_alizaden@standardandpoors.com

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

TITLE OF CERTIFICATES      Ownit Mortgage Loan Asset-Backed Certificates Series
                           2005-4, consisting of:

                           Class A-1 Certificates,

                           Class A-2A1 and Class A-2A2 Certificates
                           (collectively, the "Class A-2A Certificates"),

                           Class A-2B Certificates, (together with the Class
                           A-2A Certificates the "Class A-2 Certificates"),

                           Class A-3 Certificates, (together with the Class A-1
                           Certificates and the Class A-2 Certificates, the
                           "Class A Certificates"),

                           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class
                           M Certificates"), and

                           Class B-1, Class B-2, Class B-3 and Class B-4
                           Certificates (collectively, the "Class B
                           Certificates")

                           The Class A Certificates and Class M Certificates
                           (excluding the Class M-6 Certificates), are collectively known as the "Offered Certificates". The
                           Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                 OwnIt Mortgage Solutions Inc.

SERVICER                   Litton Loan Servicing LP

MASTER SERVICER AND        Wells Fargo Bank, N.A.
SECURITIES ADMINISTRATOR

TRUSTEE                    HSBC Bank USA, N.A.

CUT-OFF DATE               October 1, 2005

PRICING DATE               On or about October [21], 2005

CLOSING DATE               On or about October [28], 2005

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each
                           month or, if such day is not a business day, on the
                           first business day thereafter, commencing in November
                           2005.

ERISA CONSIDERATIONS       The Offered Certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult
                           with their counsel with respect to the consequences
                           under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Offered
                           Certificates.

LEGAL INVESTMENT           The Offered Certificates will not constitute
                           "mortgage-related securities" for the purposes of
                           SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with
                           respect to which elections will be made to treat each
                           as a "real estate mortgage investment conduit"
                           ("REMIC").

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

OPTIONAL TERMINATION       The Trustee will be required to effect an auction of
                           the assets of the Trust Fund when the aggregate
                           stated principal balance of the Mortgage Loans is
                           less than or equal to 10% of the aggregate stated
                           principal balance of the Mortgage Loans as of the
                           Cut-Off Date. The auction will be effected via a
                           solicitation of bids from at least three bidders. Any
                           such auction will result in the termination of the
                           Trust Fund only if the highest bid received is at
                           least equal to the sum of (i) the aggregate
                           outstanding principal balance of the Mortgage Loans,
                           plus accrued interest on the Mortgage Loans, (ii) any
                           unreimbursed out-of-pocket costs and expenses and the
                           principal portion of Advances, in each case
                           previously incurred by the Servicer in the
                           performance of its servicing obligations, (iii)
                           certain amounts described in the Prospectus
                           Supplement, and (iv) the costs incurred by the
                           Trustee in connection with such auction.

MORTGAGE LOANS             Fixed rate and adjustable rate, first lien, sub-prime
                           Mortgage Loans having an aggregate stated principal
                           balance as of the Cut-Off Date of approximately
                           $865,550,313 originated by OwnIt Mortgage Solutions
                           Inc. See the attached collateral descriptions for
                           additional information on the Mortgage Loans.

                           The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or
                           $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or
                           $269,725 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE            Approximately [$861,217,000]

ADMINISTRATIVE FEES        Fees aggregating 52 bps per annum (payable monthly)
                           on the stated principal balance of the Mortgage Loans
                           will be paid to the Servicer, the Master Servicer and
                           the Trustee.

CREDIT ENHANCEMENTS        1. Excess interest

                           2. Over-Collateralization

                           3. Subordination

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the
                           Mortgage Loans over the aggregate principal balance
                           of the Certificates. On the Closing Date, the
                           over-collateralization amount will equal
                           approximately 0.50% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-Off Date.
                           To the extent the over-collateralization amount is
                           reduced below the over-collateralization target
                           amount (i.e., 0.50% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-Off
                           Date), excess cashflow will be directed to build O/C
                           until the over-collateralization target amount is
                           restored.

                           Initial: Approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                           Target: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 1.00% of the current balance of the Mortgage Loans after stepdown

                           Floor: 0.50% of the aggregate principal balance as of the Cut-Off Date

                           (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):         CLASSES                   RATING (S/M)   SUBORDINATION
------------------         -------                   ------------   -------------
                           Class A-1 and Class A-2   [AAA/Aaa]      [25.35%]
                           Class A-3                 [AAA/NR]       [16.60%]
                           Class M-1                 [AA+/NR]       [12.00%]
                           Class M-2                 [AA/NR]        [8.70%]
                           Class M-3                 [AA-/NR]       [7.60%]
                           Class M-4                 [A+/NR]        [5.80%]
                           Class M-5                 [A/NR]         [4.65%]
                           Class M-6                 [A-/NR]        [3.70%]
                           Class B-1                 [BBB+/NR]      [2.45%]
                           Class B-2                 [BBB/NR]       [1.85%]
                           Class B-3                 [BBB-/NR]      [1.25%]
                           Class B-4                 [BB+/NR]       [0.50%]

CLASS SIZES:               CLASSES                   RATING (S/M)   CLASS SIZES
------------               -------                   ------------   -----------
                           Class A-1 and Class A-2   [AAA/Aaa]      [74.65%]
                           Class A-3                 [AAA/NR]       [8.75%]
                           Class M-1                 [AA+/NR]       [4.60%]
                           Class M-2                 [AA/NR]        [3.30%]
                           Class M-3                 [AA-/NR]       [1.10%]
                           Class M-4                 [A+/NR]        [1.80%]
                           Class M-5                 [A/NR]         [1.15%]
                           Class M-6                 [A-/NR]        [0.95%]
                           Class B-1                 [BBB+/NR]      [1.25%]
                           Class B-2                 [BBB/NR]       [0.60%]
                           Class B-3                 [BBB-/NR]      [0.60%]
                           Class B-4                 [BB+/NR]       [0.75%]


INTEREST ACCRUAL           Interest will initially accrue from the Closing Date
                           to (but excluding) the first Distribution Date, and
                           thereafter, from the prior Distribution Date to (but
                           excluding) the current Distribution Date.

(1) The subordination includes the initial over-collateralization level of approximately 0.50%.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

COUPON STEP UP             If the 10% optional termination does not occur on the
                           first distribution date on which it is possible, (i)
                           the margin on each of the Class A Certificates will
                           increase to 2x its respective margin, and (ii) the
                           margin on each of the Subordinate Certificates will
                           increase to 1.5x its respective margin.

AVAILABLE FUNDS CAPS       Class A-1 Certificates: The per annum rate equal to
                           (A) 12 times the quotient of (x) the total scheduled
                           interest based on the Group I Net Mortgage Rates in
                           effect on the related due date, divided by (y) the
                           aggregate principal balance of the Group I Mortgage
                           Loans as of the first day of the applicable accrual
                           period, multiplied by 30 and divided by the actual
                           number of days in the related accrual period.

                           Class A-2 Certificates: The per annum rate equal to
                           (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage
                           Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                           Class A-3 and M Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A
                           Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                           "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS              The Certificates will each have the benefit of one of
                           the three cap contracts as specified below:

                                                                           BEGINNING       1ML STRIKE, UPPER
                           CLASS                    NUMBER OF MONTHS   DISTRIBUTION DATE        COLLAR
                           -----                    ----------------   -----------------   -----------------
                           Class A-1 Certificates          33            November 2005          [9.75%]
                           Class A-2 Certificates          33            November 2005          [9.77%]
                           Class A-3 and                   33            November 2005          [9.37%]
                           Class M Certificates

                           Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate
                           Certificates have been written down to zero).

SHORTFALL                  If on any Distribution Date the pass-through rate for
REIMBURSEMENT              any class of Certificates is limited by the related
                           Available Funds Cap, the amount of such interest that
                           would have been distributed if the pass-through rate
                           had not been so limited by the related Available
                           Funds Cap, up to but not exceeding the greater of (i)
                           the related Maximum Rate Cap and (ii) the lesser of
                           (A) One Month LIBOR and (B) the applicable rate for
                           the related class or classes of certificates shown
                           under the heading, "1ML Strike, Upper Collar", under
                           the heading, "Cap Contracts" shown above), and the
                           aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at
                           the pass-through rate will be carried over to the
                           next Distribution Date until paid (herein referred to
                           as "Carryover"). Such reimbursement will be paid only
                           on a subordinated basis. No such Carryover with
                           respect to a Class will be paid to such Class once
                           the Certificate principal balance thereof has been
                           reduced to zero.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

CASHFLOW PRIORITY          1.   Administrative Fees.

                           2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                                Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class
                                M-2 Certificates, then to the Class M-3
                                Certificates, then to the Class M-4
                                Certificates, then to the Class M-5
                                Certificates, and then to the Class M-6
                                Certificates, then to the Class B-1
                                Certificates, then to the Class B-2
                                Certificates, then to the Class B-3
                                Certificates, and then to the Class B-4
                                Certificates.

                           3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1
                                Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           5. Excess interest to pay subordinate principal shortfalls.

                           6. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                           7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                           Payments received on the Cap Contracts will be available to the related Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class
                           M and Class B Certificates have been written down to zero. Any excess of amounts received on the related
                           Cap Contracts over amounts needed to pay such Carryovers on the related Certificates will be distributed in respect of other classes of certificates not described herein.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed pro rata between the Class A-2A and Class A-2B Certificates; provided however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will first be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, and then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero.

     Principal distributions allocated to the Class A-2A Certificates will be distributed to the Class A-2A1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B2 Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and Class C Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A1 and Class A-2A2 Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in each case, until reduced to zero.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, and eleventh to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     [33.20%*]
CLASS M-1   [24.00%*]
CLASS M-2   [17.40%*]
CLASS M-3   [15.20%*]
CLASS M-4   [11.60%*]
CLASS M-5   [ 9.30%*]
CLASS M-6   [ 7.40%*]
CLASS B-1   [ 4.90%*]
CLASS B-2   [ 3.70%*]
CLASS B-3   [ 2.50%*]
CLASS B-4   [ 1.00%*]

*    includes overcollateralization of 0.50%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the November 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Stepdown Loss Trigger Event does not exist.

SUBORDINATE CLASS       The first Distribution Date on which the senior
PRINCIPAL               specified enhancement percentage (i.e., the sum of the
DISTRIBUTION DATE       outstanding principal balance of the Subordinate
                        Certificates and the O/C amount divided by the aggregate
                        stated principal balance of the Mortgage Loans, as of
                        the end of the related due period) is greater than or
                        equal to the Senior Specified Enhancement Percentage
                        (including O/C), which is equal to two times the initial
                        Class A subordination percentage.

                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        33.200%
                        or
                        (16.10%+0.50%)*2

STEPDOWN LOSS TRIGGER   The situation that exists with respect to any
EVENT                   Distribution Date after the Stepdown Date, if (a) the
<PRELIMINARY AND        quotient of (1) the aggregate Stated Principal Balance
SUBJECT TO REVISION>    of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date,
                        equals or exceeds the product of (i) [TBD %] and (ii)
                        the required percentage or (b) the quotient (expressed
                        as a percentage)of (1) the aggregate Realized Losses
                        incurred from the Cut-off Date through the last day of
                        the calendar month preceding such Distribution Date and
                        (2) the aggregate principal balance of the Mortgage
                        Loans as of the Cut-off Date exceeds the Required Loss
                        Percentage shown below.

                        DISTRIBUTION DATE OCCURRING    REQUIRED LOSS PERCENTAGE
                        ----------------------------   ------------------------
                        November 2008 - October 2009   [TBD %] with respect to November 2008, plus an additional
                                                       1/12th of [TBD %] for each month thereafter
                        November 2009 - October 2010   [TBD %] with respect to November 2009, plus an additional
                                                       1/12th of [TBD %] for each month thereafter
                        November 2010 - October 2011   [TBD %] with respect to November 2010, plus an additional
                                                       1/12th of [TBD %] for each month thereafter
                        November 2011 and thereafter   [TBD %]

                      <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with
                        respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is
                        qualified in its entirety by the information appearing
                        in the Prospectus. To the extent that the foregoing is
                        inconsistent with the Prospectus, the Prospectus shall
                        govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser
                        has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business
                        on the Cut-off Date. The sum of the columns below may
                        not equal the total indicated due to rounding.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $865,550,313
Aggregate Original Principal Balance      $866,238,380
Number of Mortgage Loans                         4,378

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $39,000   $854,950     $197,862
Outstanding Principal Balance   $38,942   $854,950     $197,705

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)                180       360            360
Stated remaining Term (mos)        176       358            356
Loan Age (mos)                       2         6              3
Current Interest Rate            5.000%   10.125%         6.758%
Initial Interest Rate Cap(4)     3.000%    3.000%         3.000%
Periodic Rate Cap(4)             1.000%    1.000%         1.000%
Gross Margin(4)                  4.000%    9.125%         5.743%
Maximum Mortgage Rate(4)        11.000%   16.125%        12.734%
Minimum Mortgage Rate(4)         5.000%   10.125%         6.734%
Months to Roll(4)                   18        58             24
Original Loan-to-Value           16.08%   100.00%         80.92%
Credit Score (3)                   502       814            645

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2020   08/01/2035

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                95.46%
Second Home             0.73%
Investment              3.81%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate             3.83%
ARM                   96.17%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             24.87%
Interest Only                75.13%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2005                          100.00%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         67.96%
Refinance - Rate/Term             3.02%
Refinance - Cashout              29.02%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       75.18%
Planned Unit Development            13.59%
Condominium                          7.94%
Two- to Four-Family                  3.29%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------       --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less            46    $ 15,124,062       1.75%      5.371%      681       $328,784      78.51%     96.05%    86.22%
5.501% to 6.000%         490     129,233,986      14.93       5.925       672        263,743      78.77      93.20     85.60
6.001% to 6.500%       1,159     259,462,066      29.98       6.323       652        223,867      79.42      88.54     83.86
6.501% to 7.000%       1,157     229,652,589      26.53       6.821       644        198,490      80.05      73.88     76.16
7.001% to 7.500%         643     110,160,383      12.73       7.307       626        171,323      82.47      76.80     65.28
7.501% to 8.000%         455      70,879,899       8.19       7.793       620        155,780      84.38      72.50     60.56
8.001% to 8.500%         219      28,761,698       3.32       8.315       604        131,332      88.13      78.56     46.17
8.501% to 9.000%         155      17,144,484       1.98       8.800       606        110,610      92.89      81.64     26.71
9.001% to 9.500%          42       4,195,165       0.48       9.313       601         99,885      94.61      88.14     30.70
9.501% to 10.000%         11         886,046       0.10       9.734       602         80,550     100.00      92.74     17.78
10.001% to 10.500%         1          49,935       0.01      10.125       597         49,935     100.00     100.00      0.00
                       -----    ------------     ------      ------       ---       --------     ------     ------    ------
TOTAL:                 4,378    $865,550,313     100.00%      6.758%      645       $197,705      80.92%     82.20%    75.13%
                       =====    ============     ======      ======       ===       ========     ======     ======    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 10.125% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.758% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF REMAINING   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TERMS (MONTHS)         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                12    $  1,723,247       0.20%     6.949%       659       $143,604     76.35%     100.00%    0.00%
229 to 240                 1          86,791       0.01      7.875        651         86,791     95.00      100.00     0.00
349 to 360             4,365     863,740,275      99.79      6.758        645        197,879     80.93       82.17    75.29
                       -----    ------------     ------      -----        ---       --------     -----      ------    -----
TOTAL:                 4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%      82.20%   75.13%
                       =====    ============     ======      =====        ===       ========     =====      ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRINCIPAL BALANCES       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less             20    $    973,259       0.11%      7.900%      624       $ 48,663      67.58%     79.91%    15.00%
$50,001 to $100,000        845      67,697,411       7.82       7.422       632         80,115      84.92      91.54     32.85
$100,001 to $150,000     1,165     145,932,554      16.86       6.971       634        125,264      82.13      90.92     55.85
$150,001 to $200,000       773     134,616,316      15.55       6.815       639        174,148      80.73      87.03     71.68
$200,001 to $250,000       453     101,062,475      11.68       6.750       639        223,096      81.23      83.74     81.63
$250,001 to $300,000       349      95,086,907      10.99       6.662       651        272,455      80.35      71.38     84.67
$300,001 to $350,000       236      76,471,221       8.83       6.626       644        324,031      80.30      76.94     85.63
$350,001 to $400,000       184      69,100,738       7.98       6.579       654        375,547      79.82      66.00     88.10
$400,001 to $450,000       127      54,040,163       6.24       6.648       650        425,513      81.12      78.60     91.42
$450,001 to $500,000        98      46,238,017       5.34       6.494       659        471,817      80.63      74.50     94.90
$500,001 to $550,000        55      28,754,631       3.32       6.379       657        522,811      79.47      80.08     92.66
$550,001 to $600,000        36      20,627,024       2.38       6.208       674        572,973      78.03      88.72     88.86
$600,001 to $650,000        24      15,249,503       1.76       6.340       668        635,396      73.42      91.91     87.66
$650,001 to $700,000         4       2,736,762       0.32       5.988       676        684,190      71.62     100.00    100.00
$700,001 to $750,000         4       2,934,450       0.34       6.189       677        733,613      78.73     100.00    100.00
$750,001 to $800,000         3       2,337,132       0.27       6.205       694        779,044      76.64     100.00     66.41
$800,001 to $850,000         1         836,800       0.10       6.999       712        836,800      80.00     100.00    100.00
$850,001 to $900,000         1         854,950       0.10       6.250       685        854,950      80.00     100.00    100.00
                         -----    ------------     ------       -----       ---       --------      -----     ------    ------
TOTAL:                   4,378    $865,550,313     100.00%      6.758%      645       $197,705      80.92%     82.20%    75.13%
                         =====    ============     ======       =====       ===       ========      =====     ======    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $38,942 to approximately $854,950 and the average outstanding principal balance of the Mortgage Loans was approximately $197,705.

PRODUCT TYPES

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
-------------         --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
15 Year Fixed Loans        12    $  1,723,247       0.20%      6.949%      659       $143,604      76.35%    100.00%    0.00%
30 Year Fixed Loans         1          86,791       0.01       7.875       651         86,791      95.00     100.00     0.00
30 Year Fixed Loans       225      31,332,272       3.62       7.397       627        139,255      80.71      95.54    13.08
2/28 LIBOR Loans        3,351     691,242,827      79.86       6.756       644        206,280      81.03      80.28    78.64
3/27 LIBOR Loans          521      87,634,366      10.12       6.692       643        168,204      81.15      88.57    70.28
4/26 LIBOR Loans           35       6,272,149       0.72       6.575       667        179,204      80.76      84.57    61.93
5/25 LIBOR Loans          233      47,258,661       5.46       6.511       660        202,827      79.19      88.62    78.49
                        -----    ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:                  4,378    $865,550,313     100.00%      6.758%      645       $197,705      80.92%     82.20%   75.13%
                        =====    ============     ======       =====       ===       ========      =====     ======    =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
---------------           --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing            1,567    $215,259,846      24.87%     7.114%       633       $137,371     82.62%     83.44%     0.00%
60 Month Interest-Only      2,790     646,193,256      74.66      6.637        648        231,610     80.35      81.72    100.00
120 Month Interest-Only        21       4,097,212       0.47      7.160        645        195,105     81.22      93.81    100.00
                            -----    ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                      4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                            =====    ============     ======      =====        ===       ========     =====      =====    ======

ADJUSTMENT TYPE

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                  MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
ARM                 4,140    $832,408,003      96.17%     6.734%      645        $201,065     80.94%     81.66%    77.63%
Fixed Rate            238      33,142,310       3.83      7.375       629         139,253     80.52      95.79     12.36
                    -----    ------------     ------      -----       ---        --------     -----      -----     -----
TOTAL:              4,378    $865,550,313     100.00%     6.758%      645        $197,705     80.92%     82.20%    75.13%
                    =====    ============     ======      =====       ===        ========     =====      =====     =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
GEOGRAPHIC        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DISTRIBUTION        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------      --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona               199    $ 37,177,114       4.30%     6.868%       642       $186,820      80.14%     89.33%    79.67%
California           1305     417,619,724      48.25      6.545        654        320,015      78.80      74.09     90.42
Colorado              348      59,227,786       6.84      6.504        635        170,195      80.57      91.94     82.58
Florida               128      21,716,551       2.51      6.941        647        169,661      80.63      72.29     58.14
Georgia               191      27,344,352       3.16      7.242        630        143,164      82.52      86.09     67.20
Idaho                 152      17,437,741       2.01      6.819        643        114,722      80.76      89.39     54.73
Illinois                1         114,117       0.01      7.000        640        114,117      80.00     100.00      0.00
Indiana                32       3,512,695       0.41      7.637        625        109,772      91.97      95.23     30.15
Iowa                   13       1,251,850       0.14      7.626        627         96,296      88.12     100.00      0.00
Kansas                 75       8,569,549       0.99      7.112        636        114,261      87.44      95.17     27.86
Kentucky              115      11,783,937       1.36      7.387        622        102,469      86.80      97.07     34.64
Maryland                3         642,400       0.07      6.684        578        214,133      74.86     100.00    100.00
Michigan               86      11,598,647       1.34      7.350        621        134,868      86.48      89.34     46.69
Minnesota              84      14,049,671       1.62      6.706        637        167,258      82.28      90.24     82.42
Mississippi             6         538,189       0.06      8.009        617         89,698      91.10      85.14     28.24
Missouri               57       6,981,976       0.81      7.134        629        122,491      85.33      97.21     37.28
Nebraska               31       2,757,187       0.32      6.841        643         88,942      85.23      94.85     17.50
Nevada                 32       7,023,810       0.81      6.821        638        219,494      79.12      78.52     79.55
North Carolina         56       6,223,711       0.72      7.366        623        111,138      83.68      91.18     35.00
Ohio                  499      55,418,313       6.40      7.409        627        111,059      88.75      93.34     41.34
Oregon                242      42,719,381       4.94      6.724        643        176,526      81.59      89.42     67.21
South Carolina         17       1,892,597       0.22      7.714        623        111,329      84.65      92.71     36.35
Tennessee             143      15,639,570       1.81      7.295        620        109,368      82.29      96.68     43.01
Utah                  107      14,401,342       1.66      6.562        655        134,592      81.55      86.94     62.99
Washington            342      66,080,149       7.63      6.774        643        193,217      81.89      89.32     69.75
Wisconsin             110      13,203,998       1.53      7.577        637        120,036      83.40      87.69     20.36
Wyoming                 4         623,958       0.07      6.144        653        155,990      80.00     100.00     86.14
                    -----    ------------     ------      -----        ---       --------      -----     ------     -----
TOTAL:              4,378    $865,550,313     100.00%     6.758%       645       $197,705      80.92%     82.20%    75.13%
                    =====    ============     ======      =====        ===       ========      =====     ======     =====

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOSS-TO-VALUE RATIOS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
--------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less              54    $  9,003,426       1.04%      6.764%      589       $166,730      41.86%    89.23%    62.23%
50.01% to 55.00%            32       5,693,001       0.66       6.535       625        177,906      53.02     82.84     61.30
55.01% to 60.00%            32       5,797,905       0.67       6.740       607        181,185      58.03     90.18     41.51
60.01% to 65.00%            50      11,920,816       1.38       6.872       603        238,416      63.11     73.93     80.80
65.01% to 70.00%            90      21,639,180       2.50       6.580       626        240,435      68.81     83.00     70.85
70.01% to 75.00%           148      38,912,860       4.50       6.806       635        262,925      74.40     69.58     80.44
75.01% to 80.00%         2,862     593,023,555      68.51       6.553       653        207,206      79.90     78.97     80.31
80.01% to 85.00%           188      37,659,053       4.35       7.268       602        200,314      84.50     93.34     68.43
85.01% to 90.00%           374      67,989,885       7.86       7.343       631        181,791      89.74     93.91     64.53
90.01% to 95.00%           142      28,899,582       3.34       6.959       641        203,518      94.24     96.75     76.92
95.01% to 100.00%          406      45,011,051       5.20       8.073       637        110,865      99.96     98.67     32.02
                         -----    ------------     ------       -----       ---       --------      -----     -----     -----
TOTAL:                   4,378    $865,550,313     100.00%      6.758%      645       $197,705      80.92%    82.20%    75.13%
                         =====    ============     ======       =====       ===       ========      =====     =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.08% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 80.92%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                  3,026    $588,219,511      67.96%      6.710%      655       $194,388      81.44%    78.11%    76.81%
Refinance - Cashout       1,205     251,207,963      29.02       6.836       623        208,471      79.74     90.33     72.70
Refinance - Rate Term       147      26,122,840       3.02       7.093       616        177,706      80.71     96.14     60.68
                          -----    ------------     ------       -----       ---       --------      -----     -----     -----
TOTAL:                    4,378    $865,550,313     100.00%      6.758%      645       $197,705      80.92%    82.20%    75.13%
                          =====    ============     ======       =====       ===       ========      =====     =====     =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------              --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Single Family                3,375    $650,742,425      75.18%     6.786%       642       $192,813     81.12%     82.86%    72.60%
Planned Unit Development       548     117,612,015      13.59      6.686        644        214,620     80.42      85.52     80.65
Condominium                    347      68,740,865       7.94      6.646        659        198,100     80.86      79.38     87.75
Two- to Four-Family            108      28,455,009       3.29      6.701        683        263,472     78.54      60.31     79.62
                             -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                       4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                             =====    ============     ======      =====        ===       ========     =====      =====     =====

DOCUMENTATION

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Full Documentation         3,215    $579,909,907      67.00%     6.700%       635       $180,376     81.36%    100.00%    73.51%
No Income Verification       554     135,020,441      15.60      7.067        691        243,719     78.63       0.00     75.62
Full Documentation -
   Bank Statements           526     131,595,419      15.20      6.718        636        250,181     81.33     100.00     80.24
Limited Income
   Verification               83      19,024,546       2.20      6.614        659        229,211     81.06       0.00     85.65
                           -----    ------------     ------      -----        ---       --------     -----     ------     -----
TOTAL:                     4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                           =====    ============     ======      =====        ===       ========     =====     ======     =====

OCCUPANCY

               NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                 OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Primary         4,160    $826,225,478      95.46%     6.743%       643       $198,612     80.88%     82.30%    75.40%
Investment        189      33,011,381       3.81      7.182        674        174,663     81.76      79.66     72.70
Second Home        29       6,313,455       0.73      6.600        669        217,705     81.28      83.35     53.12
                -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:          4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                =====    ============     ======      =====        ===       ========     =====      =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)               LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
2                        368    $ 68,638,476       7.93%     6.852%       641       $186,518     80.93%     84.52%    71.46%
3                      2,596     510,435,062      58.97      6.758        647        196,624     81.19      81.82     75.11
4                       1349     274,041,806      31.66      6.742        642        203,144     80.50      82.24     76.19
5                         60      11,262,652       1.30      6.647        638        187,711     78.47      82.82     72.23
6                          5       1,172,318       0.14      6.171        640        234,464     83.26      100.00    77.38
                       -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                 4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                       =====    ============     ======      =====        ===       ========     =====      =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                      466    $ 67,906,365       7.85%     7.342%       639       $145,722     82.58%     82.16%    54.73%
6 Months                   71       8,116,392       0.94      7.072        637        114,315     87.40      94.90     28.29
12 Months                 219      69,034,614       7.98      6.579        659        315,227     79.29      75.80     85.49
24 Months               2,332     498,914,692      57.64      6.693        644        213,943     80.38      80.91     80.79
36 Months               1,290     221,578,251      25.60      6.772        643        171,766     81.89      86.66     67.12
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                  4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                 NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                   OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
502 to 525           16    $  4,523,705       0.52%     7.287%       516       $282,732     75.60%    100.00%    60.95%
526 to 550           98      17,601,999       2.03      7.591        543        179,612     75.55      91.26     64.14
551 to 575          223      42,336,723       4.89      7.407        565        189,851     77.40      95.75     65.68
576 to 600          496      86,960,022      10.05      7.203        589        175,323     80.44      94.60     69.76
601 to 625        1,124     201,115,724      23.24      6.798        612        178,929     81.46      95.98     71.75
626 to 650          824     151,057,384      17.45      6.679        639        183,322     81.93      88.04     72.89
651 to 675          637     137,047,974      15.83      6.645        662        215,146     81.44      76.44     79.97
676 to 700          431      97,190,170      11.23      6.480        687        225,499     81.22      72.79     78.22
701 to 725          245      60,837,417       7.03      6.506        712        248,316     80.64      56.23     84.37
726 to 750          140      33,407,143       3.86      6.479        737        238,622     81.19      49.05     85.05
751 to 775           91      20,360,407       2.35      6.407        762        223,741     79.78      49.16     83.79
776 to 800           47      11,541,967       1.33      6.409        785        245,574     79.79      44.69     87.20
801 to 814            6       1,569,678       0.18      6.397        809        261,613     76.54      52.68     55.53
                  -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:            4,378    $865,550,313     100.00%     6.758%       645       $197,705     80.92%     82.20%    75.13%
                  =====    ============     ======      =====        ===       ========     =====      =====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                      OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------      --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
3.501% to 4.000%         6    $  1,818,336       0.22%      5.000%      716       $303,056      80.00%   100.00%   100.00%
4.001% to 4.500%        39      13,041,726       1.57       5.420       675        334,403      78.27     95.42     84.02
4.501% to 5.000%       490     125,878,221      15.12       5.957       671        256,894      78.71     92.58     85.55
5.001% to 5.500%     1,130     252,944,429      30.39       6.309       652        223,845      79.46     89.21     84.66
5.501% to 6.000%     1,093     218,191,710      26.21       6.801       644        199,626      80.18     74.45     79.22
6.001% to 6.500%       609     108,783,307      13.07       7.274       628        178,626      82.70     73.03     69.31
6.501% to 7.000%       413      66,866,877       8.03       7.777       622        161,905      84.55     69.15     65.01
7.001% to 7.500%       187      26,016,825       3.13       8.298       603        139,127      87.97     75.55     52.64
7.501% to 8.000%       131      14,680,729       1.76       8.803       607        112,067      92.93     80.15     32.18
8.001% to 8.500%        32       3,384,642       0.41       9.334       598        105,770      95.16     89.38     38.06
8.501% to 9.000%         9         751,266       0.09       9.721       606         83,474     100.00     91.43     20.96
9.001% to 9.500%         1          49,935       0.01      10.125       597         49,935     100.00    100.00      0.00
                     -----    ------------     ------       -----       ---       --------      -----    ------    ------
TOTAL:               4,140    $832,408,003     100.00%      6.734%      645       $201,065      80.94%    81.66%    77.63%
                     =====    ============     ======       =====       ===       ========      =====    ======    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.743% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.500% or less           46    $ 15,124,062       1.82%      5.371%      681       $328,784      78.51%    96.05%    86.22%
11.501% to 12.000%       487     128,447,769      15.43       5.925       672        263,753      78.76     93.16     86.13
12.001% to 12.500%      1144     255,926,500      30.75       6.322       652        223,712      79.43     88.38     84.73
12.501% to 13.000%      1104     219,695,535      26.39       6.821       645        199,000      80.17     72.75     79.06
13.001% to 13.500%       591     103,354,976      12.42       7.309       625        174,882      82.87     75.60     68.44
13.501% to 14.000%       409      65,788,917       7.90       7.792       620        160,853      84.67     70.75     64.31
14.001% to 14.500%       186      25,348,121       3.05       8.312       603        136,280      88.04     77.37     50.98
14.501% to 15.000%       131      14,536,279       1.75       8.811       609        110,964      93.42     79.03     31.50
15.001% to 15.500%        32       3,384,642       0.41       9.334       598        105,770      95.16     89.38     38.06
15.501% to 16.000%         9         751,266       0.09       9.721       606         83,474     100.00     91.43     20.96
16.001% to 16.500%         1          49,935       0.01      10.125       597         49,935     100.00    100.00      0.00
                       -----    ------------     ------      ------       ---       --------     ------    ------     -----
TOTAL:                 4,140    $832,408,003     100.00%      6.734%      645       $201,065      80.94%    81.66%    77.63%
                       =====    ============     ======      ======       ===       ========     ======    ======     =====


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.734% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
NEXT RATE            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
April 2007                 4    $    907,120       0.11%      6.257%      638       $226,780     84.21%    100.00%   100.00%
May 2007                  44       8,850,277       1.06       6.630       639        201,143     77.58      78.14     75.48
June 2007              1,028     215,565,445      25.90       6.750       641        209,694     80.68      80.09     79.90
July 2007              1,990     410,631,774      49.33       6.745       647        206,348     81.25      80.04     78.40
August 2007              285      55,288,210       6.64       6.883       640        193,994     81.26      82.87     75.74
May 2008                  10       1,330,210       0.16       6.640       643        133,021     81.99     100.00     65.16
June 2008                162      28,777,473       3.46       6.658       638        177,639     81.54      90.89     71.43
July 2008                300      49,451,968       5.94       6.711       644        164,840     81.11      87.20     71.06
August 2008               49       8,074,716       0.97       6.705       648        164,790     79.85      86.84     62.30
June 2009                  3         784,250       0.09       6.796       645        261,417     76.98     100.00     89.46
July 2009                 30       5,182,249       0.62       6.563       672        172,742     82.48      81.32     55.52
August 2009                2         305,650       0.04       6.209       624        152,825     61.29     100.00    100.00
May 2010                   5         811,293       0.10       6.725       639        162,259     81.96     100.00     72.56
June 2010                 88      19,107,842       2.30       6.471       664        217,135     77.43      84.74     75.15
July 2010                125      24,794,658       2.98       6.547       658        198,357     80.50      90.45     81.87
August 2010               15       2,544,869       0.31       6.389       651        169,658     78.86      96.30     72.40
                       -----    ------------     ------       -----       ---       --------     -----     ------    ------
TOTAL:                 4,140    $832,408,003     100.00%      6.734%      645       $201,065     80.94%     81.66%    77.63%
                       =====    ============     ======       =====       ===       ========     =====     ======    ======

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $382,473,718
Aggregate Original Principal Balance      $382,927,862
Number of Mortgage Loans                         2,787

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $39,000   $500,000     $137,398
Outstanding Principal Balance   $38,942   $498,502     $137,235

                                                     WEIGHTED
                                MINIMUM    MAXIMUM   AVERAGE (2)
                                -------   --------   -----------
Original Term (mos)                180        360        359
Stated remaining Term (mos)        176        358        356
Loan Age (mos)                       2          6          3
Current Interest Rate            5.000%    10.125%     7.020%
Initial Interest Rate Cap(4)     3.000%     3.000%     3.000%
Periodic Rate Cap(4)             1.000%     1.000%     1.000%
Gross Margin(4)                  4.000%     9.125%     5.985%
Maximum Mortgage Rate(4)        11.000%    16.125%    12.984%
Minimum Mortgage Rate(4)         5.000%    10.125%     6.984%
Months to Roll(4)                   18         58         25
Original Loan-to-Value           16.08%    100.00%     81.68%
Credit Score (3)                   502        811        629

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2020   08/01/2035

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
-----------   ------------------------
Primary                91.75%
Second Home             1.05%
Investment              7.19%

LOAN TYPE    PERCENT OF MORTGAGE POOL
----------   ------------------------
Fixed Rate             6.09%
ARM                   93.91%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
----------------    ------------------------
Fully Amortizing             39.70%
Interest Only                60.30%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2005                          100.00%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                         46.86%
Refinance - Rate/Term             5.59%
Refinance - Cashout              47.55%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
------------------------   ------------------------
Single Family                       79.00%
Planned Unit Development            11.53%
Condominium                          6.57%
Two- to Four-Family                  2.91%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less            12    $  1,896,122       0.50%      5.380%      637       $158,010      76.34%   100.00%    51.46%
5.501% to 6.000%         177      27,518,931       7.19       5.913       657        155,474      76.51     95.63     70.26
6.001% to 6.500%         611      91,433,182      23.91       6.333       644        149,645      78.46     92.23     73.57
6.501% to 7.000%         748     108,806,318      28.45       6.817       631        145,463      80.33     91.02     64.67
7.001% to 7.500%         493      66,934,428      17.50       7.310       623        135,770      82.43     86.51     54.97
7.501% to 8.000%         358      44,778,885      11.71       7.795       612        125,081      85.25     83.57     51.04
8.001% to 8.500%         195      22,485,530       5.88       8.310       607        115,310      89.05     81.26     38.22
8.501% to 9.000%         143      14,480,322       3.79       8.796       604        101,261      92.74     84.77     26.06
9.001% to 9.500%          38       3,204,020       0.84       9.278       606         84,316      94.29     84.48     15.66
9.501% to 10.000%         11         886,046       0.23       9.734       602         80,550     100.00     92.74     17.78
10.001% to 10.500%         1          49,935       0.01      10.125       597         49,935     100.00    100.00      0.00
                       -----    ------------     ------      ------       ---       --------     ------    ------     -----
TOTAL:                 2,787    $382,473,718     100.00%      7.020%      629       $137,235      81.68%    89.16%    60.30%
                       =====    ============     ======      ======       ===       ========     ======    ======     =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 10.125% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.020% per annum.

REMAINING MONTHS TO STATED MATURITY

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING TERMS   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180             11    $  1,140,201       0.30%      7.050       627       $103,655     75.63%    100.00%     0.00%
229 to 240              1          86,791       0.02       7.875       651         86,791     95.00     100.00      0.00
349 to 360          2,775     381,246,726      99.68       7.020       629        137,386     81.70      89.13     60.49
                    -----    ------------     ------       -----       ---       --------     -----      -----     -----
TOTAL:              2,787    $382,473,718     100.00%      7.020       629       $137,235     81.68%     89.16%    60.30%
                    =====    ============     ======       =====       ===       ========     =====      =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                   20    $    973,259       0.25%     7.900%       624       $ 48,663     67.58%     79.91%    15.00%
$50,001 to $100,000              845      67,697,411      17.70      7.422        632         80,115     84.92      91.54     32.85
$100,001 to $150,000           1,165     145,932,554      38.15      6.971        634        125,264     82.13      90.92     55.85
$150,001 to $200,000             360      61,788,598      16.15      6.959        627        171,635     80.37      89.34     65.24
$200,001 to $250,000             175      39,254,860      10.26      6.862        617        224,313     80.61      91.00     80.95
$250,001 to $300,000             126      34,409,663       9.00      6.845        627        273,093     79.94      83.50     79.22
$300,001 to $350,000              78      25,298,644       6.61      6.877        619        324,342     80.03      85.67     83.45
$350,001 to $400,000              10       3,602,877       0.94      6.940        638        360,288     77.73      60.00     90.17
$400,001 to $450,000               6       2,559,850       0.67      6.713        659        426,642     78.09      82.44    100.00
$450,001 to $500,000               2         956,002       0.25      6.962        697        478,001     58.23       0.00     47.86
                               -----    ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                         2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                               =====    ============     ======      =====        ===       ========     =====      =====    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $38,942 to approximately $498,502 and the average outstanding principal balance of the Mortgage Loans was approximately $137,235.

PRODUCT TYPES

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------         --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
15 Year Fixed Loans        11    $  1,140,201       0.30%     7.050%       627       $103,655     75.63%    100.00%     0.00%
20 Year Fixed Loans         1          86,791       0.02      7.875        651         86,791     95.00     100.00      0.00
30 Year Fixed Loans       190      22,067,578       5.77      7.611        620        116,145     80.62      93.67      7.53
2/28 LIBOR Loans        2,020     278,908,552      72.92      7.046        627        138,074     82.20      88.44     63.53
3/27 LIBOR Loans          380      50,497,679      13.20      6.833        636        132,889     81.10      92.23     58.24
4/26 LIBOR Loans           27       4,051,971       1.06      6.676        666        150,073     81.17      82.65     68.86
5/25 LIBOR Loans          158      25,720,946       6.72      6.655        650        162,791     78.44      87.66     76.05
                        -----    ------------     ------      -----        ---       --------     -----     ------     -----
TOTAL:                  2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                        =====    ============     ======      =====        ===       ========     =====     ======     =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------------           --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing            1,323    $151,857,995      39.70%     7.256%       626       $114,783     82.99%     89.16%     0.00%
60 Month Interest-Only      1,452     228,954,767      59.86      6.861        632        157,682     80.84      89.20    100.00
120 Month Interest-Only        12       1,660,957       0.43      7.472        619        138,413     78.01      84.72    100.00
                            -----    ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                      2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                            =====    ============     ======      =====        ===       ========     =====      =====    ======

ADJUSTMENT TYPE

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                  MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
ARM                 2,585    $359,179,148      93.91%     6.984%       630       $138,947     81.76%     88.85%    63.74%
Fixed Rate            202      23,294,570       6.09      7.584        620        115,320     80.43      94.00      7.13
                    -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:              2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                    =====    ============     ======      =====        ===       ========     =====      =====     =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                  NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                    OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
GEOGRAPHIC       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DISTRIBUTION       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona              128    $ 19,224,054       5.03%     6.962%       641       $150,188     80.13%     92.08%     79.28%
California           373      84,987,924      22.22      6.803        623        227,850     74.98      81.07      81.02
Colorado             234      34,688,920       9.07      6.579        631        148,243     80.71      92.54      84.20
Florida               85      11,374,881       2.97      7.034        634        133,822     78.96      76.45      45.81
Georgia              155      17,942,892       4.69      7.363        628        115,761     82.85      89.93      61.99
Idaho                135      14,214,108       3.72      6.857        638        105,290     80.66      88.44      50.38
Illinois               1         114,117       0.03      7.000        640        114,117     80.00     100.00       0.00
Indiana               30       3,180,281       0.83      7.645        625        106,009     93.22     100.00      28.12
Iowa                  11         911,611       0.24      7.742        605         82,874     87.50     100.00       0.00
Kansas                71       7,633,283       2.00      7.088        634        107,511     87.30      94.58      25.43
Kentucky             110      10,656,187       2.79      7.444        621         96,874     87.32      96.76      29.27
Maryland               3         642,400       0.17      6.684        578        214,133     74.86     100.00     100.00
Michigan              79       9,933,181       2.60      7.339        613        125,736     86.18      91.49      43.39
Minnesota             57       8,623,259       2.25      6.618        631        151,285     82.20      94.81      80.07
Mississippi            5         378,694       0.10      8.486        618         75,739     95.77      78.87      40.14
Missouri              54       6,075,849       1.59      7.239        630        112,516     86.53      96.79      34.57
Nebraska              31       2,757,187       0.72      6.841        643         88,942     85.23      94.85      17.50
Nevada                18       3,488,562       0.91      7.008        624        193,809     80.91      81.61      65.35
North Carolina        53       5,637,111       1.47      7.376        621        106,361     82.66      90.26      28.24
Ohio                 454      46,422,091      12.14      7.466        625        102,251     89.10      93.94      38.12
Oregon               162      24,724,765       6.46      6.785        642        152,622     82.17      87.66      66.05
South Carolina        16       1,692,597       0.44      7.813        616        105,787     85.19      91.85      28.83
Tennessee            130      12,970,562       3.39      7.370        623         99,774     82.10      97.93      39.80
Utah                  87      10,128,677       2.65      6.648        656        116,422     81.95      87.60      64.52
Washington           203      32,436,144       8.48      6.916        633        159,784     82.68      92.38      63.96
Wisconsin            100      11,469,623       3.00      7.627        636        114,696     83.24      87.21      20.59
Wyoming                2         164,760       0.04      6.481        608         82,380     79.99     100.00      47.52
                   -----    ------------     ------      -----        ---       --------     -----     ------     ------
TOTAL:             2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%     60.30%
                   =====    ============     ======      =====        ===       ========     =====     ======     ======

No more than approximately 0.45% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less              51    $  7,538,544       1.97%     6.790%       591       $147,815     42.45%     87.14%    54.89%
50.01% to 55.00%            32       5,693,001       1.49      6.535        625        177,906     53.02      82.84     61.30
55.01% to 60.00%            30       4,734,860       1.24      6.831        608        157,829     57.77      87.98     42.06
60.01% to 65.00%            42       8,643,803       2.26      6.950        601        205,805     63.49      75.10     79.77
65.01% to 70.00%            69      11,638,824       3.04      6.758        605        168,679     68.58      83.97     61.03
70.01% to 75.00%            86      13,985,710       3.66      7.051        611        162,625     74.12      79.71     62.94
75.01% to 80.00%         1,535     202,105,293      52.84      6.728        637        131,665     79.85      87.16     64.09
80.01% to 85.00%           153      24,516,197       6.41      7.453        599        160,237     84.59      92.95     62.27
85.01% to 90.00%           310      48,397,756      12.65      7.381        633        156,122     89.71      93.57     60.66
90.01% to 95.00%           114      19,493,823       5.10      7.045        641        170,998     94.29      95.18     74.83
95.01% to 100.00%          365      35,725,909       9.34      8.120        634         97,879     99.95      99.02     26.44
                         -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                   2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                         =====    ============     ======      =====        ===       ========     =====      =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.08% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 81.68%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                  1,054    $181,851,764      47.55%      6.938%      618       $172,535     79.86%     89.76%    67.31%
Refinance - Cashout       1,596     179,241,375      46.86       7.085       643        112,307     83.53      87.61     53.96
Refinance - Rate Term       137      21,380,579       5.59       7.176       614        156,063     81.68      97.11     53.78
                          -----    ------------     ------       -----       ---       --------     -----      -----     -----
TOTAL:                    2,787    $382,473,718     100.00%      7.020%      629       $137,235     81.68%     89.16%    60.30%
                          =====    ============     ======       =====       ===       ========     =====      =====     =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

PROPERTY TYPE

                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------              --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Single Family                2,249    $302,135,168      79.00%      7.056%      626       $134,342     82.04%     89.82%    56.41%
Planned Unit Development       284      44,082,554      11.53       6.878       633        155,220     80.56      88.85     76.79
Condominium                    194      25,123,718       6.57       6.869       646        129,504     81.25      88.29     74.82
Two- to Four-Family             60      11,132,277       2.91       6.971       665        185,538     77.44      74.46     67.66
                             -----    ------------     ------       -----       ---       --------     -----      -----     -----
TOTAL:                       2,787    $382,473,718     100.00%      7.020%      629       $137,235     81.68%     89.16%    60.30%
                             =====    ============     ======       =====       ===       ========     =====      =====     =====

DOCUMENTATION

                              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                  LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation             2,238   $295,549,047     77.27%    6.982%      624      $132,059    82.08%   100.00%   59.82%
Full Documentation - Bank
Statements                       277     45,479,168     11.89     7.025       630       164,185    82.72    100.00    63.39
No Income Verification           221     32,867,168      8.59     7.403       676       148,720    76.34      0.00    55.67
Limited Income Verification       51      8,578,335      2.24     6.864       648       168,203    82.82      0.00    77.95
                               -----   ------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                         2,787   $382,473,718    100.00%    7.020%      629      $137,235    81.68%    89.16%   60.30%
                               =====   ============    ======     =====       ===      ========    =====    ======    =====

OCCUPANCY

               NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                 OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Primary         2,586    $350,937,545      91.75%     7.002%       626       $135,707     81.61%     90.28%    59.79%
Investment        177      27,501,631       7.19      7.300        673        155,376     82.11      77.10     67.23
Second Home        24       4,034,542       1.05      6.729        674        168,106     85.37      73.94     56.60
                -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:          2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                =====    ============     ======      =====        ===       ========     =====      =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)               LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
2                        254    $ 33,125,474       8.66%     7.033%       627       $130,415     81.84%     88.66%    54.01%
3                      1,671     230,946,458      60.38      7.030        630        138,209     82.15      89.01     61.11
4                        816     112,203,593      29.34      7.012        628        137,504     80.82      89.62     60.49
5                         44       5,935,893       1.55      6.807        636        134,907     79.01      89.02     58.17
6                          2         262,300       0.07      5.625        636        131,150     79.99     100.00    100.00
                       -----    ------------     ------      -----        ---       --------     -----     ------    ------
TOTAL:                 2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                       =====    ============     ======      =====        ===       ========     =====     ======    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                      380    $ 44,935,232      11.75%     7.493%       631       $118,251     83.11%     87.66%    45.44%
6 Months                   68       7,337,476       1.92      7.071        634        107,904     87.09      94.36     25.20
12 Months                  65      12,197,771       3.19      6.937        633        187,658     79.29      83.09     78.70
24 Months               1,321     190,639,806      49.84      6.956        627        144,315     80.82      88.24     65.90
36 Months                 953     127,363,433      33.30      6.955        632        133,645     82.38      91.36     57.40
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                  2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

CREDIT SCORES

                 NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                   OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
502 to 525           10    $  2,345,825       0.61%     7.456%       516       $234,583     69.47%    100.00%    51.84%
526 to 550           82      12,853,762       3.36      7.634        542        156,753     73.97      92.64     56.56
551 to 575          176      28,171,174       7.37      7.497        565        160,063     76.90      95.47     57.13
576 to 600          369      50,888,031      13.30      7.368        589        137,908     80.73      94.56     60.60
601 to 625          806     107,270,984      28.05      6.972        612        133,091     82.29      96.46     58.59
626 to 650          553      72,296,135      18.90      6.875        638        130,734     83.40      92.33     59.79
651 to 675          347      46,771,547      12.23      6.861        661        134,788     83.08      83.09     64.05
676 to 700          213      29,770,434       7.78      6.736        687        139,767     83.19      77.56     56.81
701 to 725          108      15,712,512       4.11      6.823        711        145,486     82.64      60.20     70.79
726 to 750           58       7,638,865       2.00      6.785        738        131,705     84.44      66.01     68.56
751 to 775           46       6,035,743       1.58      6.619        762        131,212     79.00      49.48     63.26
776 to 800           16       2,055,081       0.54      6.563        787        128,443     79.41      82.58     68.76
801 to 811            3         663,625       0.17      6.804        808        221,208     75.26      59.31    100.00
                  -----    ------------     ------      -----        ---       --------     -----     ------    ------
TOTAL:            2,787    $382,473,718     100.00%     7.020%       629       $137,235     81.68%     89.16%    60.30%
                  =====    ============     ======      =====        ===       ========     =====     ======    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 629.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                      OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------      --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
3.501% to 4.000%         1    $    143,538       0.04%      5.000%      588       $143,538      80.00%   100.00%   100.00%
4.001% to 4.500%        11       1,752,584       0.49       5.411       641        159,326      76.04    100.00     47.48
4.501% to 5.000%       186      28,912,592       8.05       5.990       656        155,444      76.98     94.29     71.51
5.001% to 5.500%       595      87,768,798      24.44       6.333       643        147,511      78.38     92.16     73.93
5.501% to 6.000%       703     101,954,711      28.39       6.805       630        145,028      80.61     91.89     68.51
6.001% to 6.500%       452      63,362,100      17.64       7.290       623        140,182      82.99     85.50     58.53
6.501% to 7.000%       317      40,865,507      11.38       7.787       615        128,913      85.80     81.13     55.73
7.001% to 7.500%       163      19,208,052       5.35       8.303       606        117,841      89.10     79.41     42.31
7.501% to 8.000%       119      12,016,567       3.35       8.798       605        100,980      92.76     83.60     32.60
8.001% to 8.500%        28       2,393,497       0.67       9.297       603         85,482      94.96     84.98     20.96
8.501% to 9.000%         9         751,266       0.21       9.721       606         83,474     100.00     91.43     20.96
9.001% to 9.500%         1          49,935       0.01      10.125       597         49,935     100.00    100.00      0.00
                     -----    ------------     ------      ------       ---       --------     ------    ------    ------
TOTAL:               2,585    $359,179,148     100.00%      6.984%      630       $138,947      81.76%    88.85%    63.74%
                     =====    ============     ======      ======       ===       ========     ======    ======    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.985% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.500% or less           12    $  1,896,122       0.53%      5.380%      637       $158,010      76.34%   100.00%    51.46%
11.501% to 12.000%       176      27,391,324       7.63       5.913       657        155,633      76.49     95.61     70.59
12.001% to 12.500%       604      90,014,819      25.06       6.334       644        149,031      78.48     92.11     74.58
12.501% to 13.000%       707     102,570,739      28.56       6.816       631        145,079      80.57     90.60     68.19
13.001% to 13.500%       449      62,385,468      17.37       7.309       622        138,943      83.11     86.08     58.43
13.501% to 14.000%       316      40,430,611      11.26       7.792       613        127,945      85.82     82.44     55.51
14.001% to 14.500%       164      19,423,248       5.41       8.309       606        118,434      89.03     80.51     42.41
14.501% to 15.000%       119      11,872,117       3.31       8.807       607         99,766      93.35     82.26     31.78
15.001% to 15.500%        28       2,393,497       0.67       9.297       603         85,482      94.96     84.98     20.96
15.501% to 16.000%         9         751,266       0.21       9.721       606         83,474     100.00     91.43     20.96
16.001% to 16.500%         1          49,935       0.01      10.125       597         49,935     100.00    100.00      0.00
                       -----    ------------     ------      ------       ---       --------     ------    ------    ------
TOTAL:                 2,585    $359,179,148     100.00%      6.984%      630       $138,947      81.76%    88.85%    63.74%
                       =====    ============     ======      ======       ===       ========     ======    ======    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.984% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
NEXT RATE         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
April 2007              2    $    262,300       0.07%     5.625%       636       $131,150     79.99%    100.00%   100.00%
May 2007               30       3,955,919       1.10      6.855        634        131,864     77.44      83.52     61.43
June 2007             586      80,441,232      22.40      7.040        626        137,272     81.51      89.03     62.74
July 2007           1,213     169,394,082      47.16      7.048        627        139,649     82.54      88.37     64.65
August 2007           189      24,855,019       6.92      7.097        623        131,508     82.84      87.63     58.42
May 2008                9       1,170,210       0.33      6.557        647        130,023     82.27     100.00     60.40
June 2008             114      15,490,910       4.31      6.801        631        135,885     81.00      96.33     59.71
July 2008             219      29,175,053       8.12      6.854        639        133,219     81.47      90.51     59.32
August 2008            38       4,661,507       1.30      6.870        629        122,671     78.84      87.38     46.01
June 2009               2         308,250       0.09      6.482        636        154,125     72.31     100.00     73.19
July 2009              23       3,438,071       0.96      6.735        673        149,481     83.74      79.55     65.70
August 2009             2         305,650       0.09      6.209        624        152,825     61.29     100.00    100.00
May 2010                4         538,893       0.15      6.901        648        134,723     82.95     100.00     58.69
June 2010              57       9,764,004       2.72      6.719        648        171,298     75.35      79.09     73.39
July 2010              86      13,793,881       3.84      6.642        650        160,394     80.47      92.48     80.89
August 2010            11       1,624,169       0.45      6.296        664        147,652     78.22      94.20     56.76
                    -----    ------------     ------      -----        ---       --------     -----     ------    ------
TOTAL:              2,585    $359,179,148     100.00%     6.984%       630       $138,947     81.76%     88.85%    63.74%
                    =====    ============     ======      =====        ===       ========     =====     ======    ======

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $483,076,595
Aggregate Original Principal Balance      $483,310,518
Number of Mortgage Loans                         1,591

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $155,150   $854,950     $303,778
Outstanding Principal Balance   $154,873   $854,950     $303,631

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               180       360         360
Stated remaining Term (mos)       176       358         356
Loan Age (mos)                      2         6           3
Current Interest Rate           5.000%    9.500%      6.551%
Initial Interest Rate Cap(4)    3.000%    3.000%      3.000%
Periodic Rate Cap(4)            1.000%    1.000%      1.000%
Gross Margin(4)                 4.000%    8.500%      5.558%
Maximum Mortgage Rate(4)       11.000%   15.500%     12.544%
Minimum Mortgage Rate(4)        5.000%    9.500%      6.544%
Months to Roll(4)                  18        58          23
Original Loan-to-Value          33.33%   100.00%      80.32%
Credit Score (3)                  508       814         657

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2020   08/01/2035

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                98.39%
Second Home             0.47%
Investment              1.14%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate             2.04%
ARM                   97.96%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             13.12%
Interest Only                86.88%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2005                           100.00%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         84.66%
Refinance - Rate/Term             0.98%
Refinance - Cashout              14.36%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       72.16%
Planned Unit Development            15.22%
Condominium                          9.03%
Two- to Four-Family                  3.59%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                    NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                      OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
--------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less         34     $ 13,227,940       2.74%      5.370%      688       $389,057      78.82%     95.49%   91.21%
5.501% to 6.000%      313      101,715,055      21.06       5.929       676        324,968      79.38      92.55    89.75
6.001% to 6.500%      548      168,028,884      34.78       6.317       656        306,622      79.95      86.53    89.46
6.501% to 7.000%      409      120,846,271      25.02       6.825       657        295,468      79.79      58.44    86.50
7.001% to 7.500%      150       43,225,955       8.95       7.304       631        288,173      82.52      61.76    81.24
7.501% to 8.000%       97       26,101,015       5.40       7.791       632        269,083      82.89      53.49    76.89
8.001% to 8.500%       24        6,276,169       1.30       8.331       594        261,507      84.84      68.90    74.64
8.501% to 9.000%       12        2,664,162       0.55       8.826       618        222,013      93.71      64.62    30.26
9.001% to 9.500%        4          991,145       0.21       9.425       585        247,786      95.63     100.00    79.35
                    -----     ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:              1,591     $483,076,595     100.00%      6.551%      657       $303,631      80.32%     76.69%   86.88%
                    =====     ============     ======       =====       ===       ========      =====     ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.551% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
REMAINING TERMS (MONTHS)     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                       1    $    583,047       0.12%      6.750%     722        $583,047      77.76%    100.00%    0.00%
349 to 360                   1,590     482,493,549      99.88       6.551      657         303,455      80.32      76.66    86.98
                             -----    ------------     ------       -----      ---        --------      -----      -----    -----
TOTAL:                       1,591    $483,076,595     100.00%      6.551%     657        $303,631      80.32%     76.69%   86.88%
                             =====    ============     ======       =====      ===        ========      =====      =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE                  MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOSS PRINCIPAL BALANCES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$150,001 to $200,000          413    $ 72,827,718      15.08%      6.693%      649       $176,338      81.03%     85.08%    77.14%
$200,001 to $250,000          278      61,807,615      12.79       6.679       653        222,330      81.63      79.14     82.06
$250,001 to $300,000          223      60,677,244      12.56       6.557       664        272,095      80.58      64.51     87.76
$300,001 to $350,000          158      51,172,577      10.59       6.502       656        323,877      80.44      72.62     86.71
$350,001 to $400,000          174      65,497,860      13.56       6.559       655        376,424      79.94      66.33     87.99
$400,001 to $450,000          121      51,480,313      10.66       6.644       650        425,457      81.27      78.41     91.00
$450,001 to $500,000           96      45,282,016       9.37       6.484       659        471,688      81.10      76.07     95.90
$500,001 to $550,000           55      28,754,631       5.95       6.379       657        522,811      79.47      80.08     92.66
$550,001 to $600,000           36      20,627,024       4.27       6.208       674        572,973      78.03      88.72     88.86
$600,001 to $650,000           24      15,249,503       3.16       6.340       668        635,396      73.42      91.91     87.66
$650,001 to $700,000            4       2,736,762       0.57       5.988       676        684,190      71.62     100.00    100.00
$700,001 to $750,000            4       2,934,450       0.61       6.189       677        733,613      78.73     100.00    100.00
$750,001 to $800,000            3       2,337,132       0.48       6.205       694        779,044      76.64     100.00     66.41
$800,001 to $850,000            1         836,800       0.17       6.999       712        836,800      80.00     100.00    100.00
$850,001 to $900,000            1         854,950       0.18       6.250       685        854,950      80.00     100.00    100.00
                            -----    ------------     ------       -----       ---       --------      -----     ------    ------
TOTAL:                      1,591    $483,076,595     100.00%      6.551%      657       $303,631      80.32%     76.69%    86.88%
                            =====    ============     ======       =====       ===       ========      =====     ======    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $154,873 to approximately $854,950 and the average outstanding principal balance of the Mortgage Loans was approximately $303,631.

PRODUCT TYPES

                         NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
-------------           --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
15 Year Fixed Loans           1    $    583,047       0.12%      6.750%      722       $583,047      77.76%    100.00%    0.00%
30 Year Fixed Loans          35       9,264,694       1.92       6.888       643        264,706      80.93     100.00    26.30
2/28 LIBOR Loans          1,331     412,334,275      85.36       6.559       657        309,793      80.24      74.77    88.87
3/27 LIBOR Loans            141      37,136,687       7.69       6.501       651        263,381      81.21      83.61    86.66
4/26 LIBOR Loans              8       2,220,178       0.46       6.390       667        277,522      80.00      88.07    49.29
5/25 LIBOR Loans             75      21,537,715       4.46       6.338       672        287,170      80.10      89.77    81.39
                          -----    ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:                    1,591    $483,076,595     100.00%      6.551%      657       $303,631      80.32%     76.69%   86.88%
                          =====    ============     ======       =====       ===       ========      =====     ======    =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
---------------           --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing              244    $ 63,401,851      13.12%      6.774%      650       $259,844     81.73%      69.74%     0.00%
60 Month Interest-Only      1,338     417,238,489      86.37       6.515       658        311,837     80.09       77.61    100.00
120 Month Interest-Only         9       2,436,255       0.50       6.947       663        270,695     83.40      100.00    100.00
                            -----    ------------     ------       -----       ---       --------     -----      ------    ------
TOTAL:                      1,591    $483,076,595     100.00%      6.551%      657       $303,631     80.32%      76.69%    86.88%
                            =====    ============     ======       =====       ===       ========     =====      ======    ======

ADJUSTMENT TYPE

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                  MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
ARM                 1,555    $473,228,855      97.96%      6.544%     657        $304,327      80.31%     76.21%   88.17%
Fixed Rate             36       9,847,740       2.04       6.880      648         273,548      80.74     100.00    24.74
                    -----    ------------     ------       -----      ---        --------      -----     ------    -----
TOTAL:              1,591    $483,076,595     100.00%      6.551%     657        $303,631      80.32%     76.69%   86.88%
                    =====    ============     ======       =====      ===        ========      =====     ======    =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                  NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                    OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
GEOGRAPHIC       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DISTRIBUTION       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona               71    $ 17,953,060       3.72%     6.767%       642       $252,860     80.16%      86.38%    80.09%
California           932     332,631,800      68.86      6.479        662        356,901     79.77       72.31     92.83
Colorado             114      24,538,866       5.08      6.397        642        215,253     80.37       91.09     80.29
Florida               43      10,341,670       2.14      6.839        661        240,504     82.46       67.71     71.69
Georgia               36       9,401,460       1.95      7.012        634        261,152     81.89       78.74     77.14
Idaho                 17       3,223,633       0.67      6.648        660        189,625     81.20       93.55     73.89
Indiana                2         332,414       0.07      7.561        631        166,207     80.00       49.58     49.58
Iowa                   2         340,239       0.07      7.314        684        170,119     89.77      100.00      0.00
Kansas                 4         936,266       0.19      7.302        651        234,067     88.56      100.00     47.69
Kentucky               5       1,127,750       0.23      6.848        633        225,550     81.96      100.00     85.40
Michigan               7       1,665,466       0.34      7.415        665        237,924     88.24       76.54     66.35
Minnesota             27       5,426,412       1.12      6.845        646        200,978     82.41       82.97     86.16
Mississippi            1         159,495       0.03      6.875        615        159,495     79.99      100.00      0.00
Missouri               3         906,127       0.19      6.430        623        302,042     77.23      100.00     55.46
Nevada                14       3,535,248       0.73      6.636        652        252,518     77.36       75.48     93.57
North Carolina         3         586,600       0.12      7.275        644        195,533     93.42      100.00    100.00
Ohio                  45       8,996,222       1.86      7.118        638        199,916     86.95       90.22     57.97
Oregon                80      17,994,616       3.73      6.642        644        224,933     80.80       91.84     68.80
South Carolina         1         200,000       0.04      6.875        676        200,000     80.00      100.00    100.00
Tennessee             13       2,669,008       0.55      6.930        606        205,308     83.24       90.63     58.61
Utah                  20       4,272,666       0.88      6.359        651        213,633     80.60       85.36     59.37
Washington           139      33,644,005       6.96      6.637        652        242,043     81.13       86.38     75.34
Wisconsin             10       1,734,375       0.36      7.243        643        173,438     84.47       90.80     18.87
Wyoming                2         459,198       0.10      6.023        669        229,599     80.00      100.00    100.00
                   -----    ------------     ------      -----        ---       --------     -----      ------    ------
TOTAL:             1,591    $483,076,595     100.00%     6.551%       657       $303,631     80.32%      76.69%    86.88%
                   =====    ============     ======      =====        ===       ========     =====      ======    ======

No more than approximately 0.85% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less               3    $  1,464,882       0.30%     6.634%       583       $488,294      38.78%   100.00%   100.00%
55.01% to 60.00%             2       1,063,045       0.22      6.335        600        531,523      59.17    100.00     39.04
60.01% to 65.00%             8       3,277,014       0.68      6.665        608        409,627      62.13     70.83     83.51
65.01% to 70.00%            21      10,000,356       2.07      6.373        651        476,207      69.09     81.87     82.29
70.01% to 75.00%            62      24,927,150       5.16      6.669        649        402,051      74.55     63.90     90.25
75.01% to 80.00%         1,327     390,918,263      80.92      6.462        662        294,588      79.93     74.73     88.69
80.01% to 85.00%            35      13,142,856       2.72      6.925        606        375,510      84.33     94.07     79.93
85.01% to 90.00%            64      19,592,128       4.06      7.248        627        306,127      89.79     94.76     74.08
90.01% to 95.00%            28       9,405,759       1.95      6.781        643        335,920      94.13    100.00     81.26
95.01% to 100.00%           41       9,285,142       1.92      7.889        649        226,467     100.00     97.31     53.49
                         -----    ------------     ------      -----        ---       --------     ------    ------    ------
TOTAL:                   1,591    $483,076,595     100.00%     6.551%       657       $303,631      80.32%    76.69%    86.88%
                         =====    ============     ======      =====        ===       ========     ======    ======    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 33.33% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 80.32%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                  1,430    $408,978,136      84.66%     6.546%       661       $285,999     80.52%     73.95%    86.82%
Refinance - Cashout         151      69,356,199      14.36      6.568        636        459,313     79.41      91.82     86.85
Refinance - Rate Term        10       4,742,261       0.98      6.719        629        474,226     76.31      91.76     91.76
                          -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                    1,591    $483,076,595     100.00%     6.551%       657       $303,631     80.32%     76.69%    86.88%
                          =====    ============     ======      =====        ===       ========     =====      =====     =====

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

PROPERTY TYPE

                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------              --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Single Family                1,126    $348,607,257      72.16%     6.552%       655       $309,598     80.33%     76.82%    86.64%
Planned Unit Development       264      73,529,461      15.22      6.571        651        278,521     80.33      83.53     82.96
Condominium                    153      43,617,146       9.03      6.517        667        285,079     80.64      74.25     95.20
Two- to Four-Family             48      17,322,732       3.59      6.528        696        360,890     79.24      51.22     87.30
                             -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                       1,591    $483,076,595     100.00%     6.551%       657       $303,631     80.32%     76.69%    86.88%
                             =====    ============     ======      =====        ===       ========     =====      =====     =====

DOCUMENTATION

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------            --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Full Documentation           977    $284,360,860      58.86%     6.408%       647       $291,055     80.60%     100.00%   87.74%
No Income Verification       333     102,153,273      21.15      6.959        696        306,767     79.37        0.00    82.04
Full Documentation -
   Bank Statements           249      86,116,251      17.83      6.556        640        345,848     80.59      100.00    89.14
Limited Income
   Verification               32      10,446,211       2.16      6.409        667        326,444     79.62        0.00    91.98
                           -----    ------------     ------      -----        ---       --------     -----      ------    -----
TOTAL:                     1,591    $483,076,595     100.00%     6.551%       657       $303,631     80.32%      76.69%   86.88%
                           =====    ============     ======      =====        ===       ========     =====      ======    =====

OCCUPANCY

               NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                 OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Primary         1,574    $475,287,933      98.39%      6.551%      656       $301,962     80.35%      76.40%    86.91%
Investment         12       5,509,750       1.14       6.592       675        459,146     80.03       92.49    100.00
Second Home         5       2,278,913       0.47       6.371       661        455,783     74.05      100.00     46.95
                -----    ------------     ------       -----       ---       --------     -----      ------    ------
TOTAL:          1,591    $483,076,595     100.00%      6.551%      657       $303,631     80.32%      76.69%    86.88%
                =====    ============     ======       =====       ===       ========     =====      ======    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE    MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------    --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
2                         114    $ 35,513,002       7.35%      6.683%      654       $311,518      80.08%     80.65%   87.74%
3                         925     279,488,604      57.86       6.534       660        302,150      80.40      75.88    86.68
4                         533     161,838,213      33.50       6.555       652        303,636      80.29      77.12    87.08
5                          16       5,326,759       1.10       6.469       641        332,922      77.87      75.91    87.90
6                           3         910,018       0.19       6.328       641        303,339      84.20     100.00    70.86
                        -----    ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:                  1,591    $483,076,595     100.00%      6.551%      657       $303,631      80.32%     76.69%   86.88%
                        =====    ============     ======       =====       ===       ========      =====     ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
-------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                       86    $ 22,971,133       4.76%      7.047%      654       $267,106      81.54%     71.41%   72.92%
6 Months                    3         778,915       0.16       7.086       658        259,638      90.29     100.00    57.32
12 Months                 154      56,836,843      11.77       6.502       665        369,070      79.29      74.23    86.95
24 Months               1,011     308,274,886      63.81       6.530       655        304,921      80.11      76.37    90.00
36 Months                 337      94,214,818      19.50       6.524       657        279,569      81.23      80.32    80.26
                        -----    ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:                  1,591    $483,076,595     100.00%      6.551%      657       $303,631      80.32%     76.69%   86.88%
                        =====    ============     ======       =====       ===       ========      =====     ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

CREDIT SCORES

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF              MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
-------------         --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
501 to 525                  6    $  2,177,879       0.45%      7.105%      516       $362,980      82.20%    100.00%   70.76%
526 to 550                 16       4,748,237       0.98       7.474       544        296,765      79.83      87.53    84.65
551 to 575                 47      14,165,549       2.93       7.228       565        301,395      78.39      96.31    82.67
576 to 600                127      36,071,991       7.47       6.971       590        284,031      80.03      94.66    82.68
601 to 625                318      93,844,741      19.43       6.598       613        295,109      80.51      95.42    86.80
626 to 650                271      78,761,249      16.30       6.498       639        290,632      80.57      84.10    84.92
651 to 675                290      90,276,427      18.69       6.533       663        311,298      80.59      73.00    88.22
676 to 700                218      67,419,735      13.96       6.367       687        309,265      80.35      70.68    87.68
701 to 725                137      45,124,905       9.34       6.396       712        329,379      79.94      54.85    89.09
726 to 750                 82      25,768,278       5.33       6.388       737        314,247      80.23      44.02    89.94
751 to 775                 45      14,324,664       2.97       6.317       762        318,326      80.10      49.03    92.44
776 to 800                 31       9,486,887       1.96       6.376       784        306,029      79.88      36.49    91.19
801 to 825                  3         906,053       0.19       6.099       810        302,018      77.49      47.81    22.96
                        -----    ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:                  1,591    $483,076,595     100.00%      6.551%      657       $303,631      80.32%     76.69%   86.88%
                        =====    ============     ======       =====       ===       ========      =====     ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 508 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF              MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
-------------         --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
3.501% to 4.000%            5    $  1,674,798       0.35%      5.000%      727       $334,960      80.00%    100.00%   100.00%
4.001% to 4.500%           28      11,289,142       2.39       5.421       680        403,184      78.62      94.71     89.70
4.501% to 5.000%          304      96,965,629      20.49       5.947       675        318,966      79.22      92.08     89.73
5.001% to 5.500%          535     165,175,631      34.90       6.296       657        308,739      80.03      87.64     90.36
5.501% to 6.000%          390     116,236,999      24.56       6.796       657        298,044      79.80      59.16     88.62
6.001% to 6.500%          157      45,421,207       9.60       7.253       635        289,307      82.29      55.63     84.35
6.501% to 7.000%           96      26,001,370       5.49       7.763       633        270,848      82.60      50.31     79.61
7.001% to 7.500%           24       6,808,773       1.44       8.281       595        283,699      84.80      64.64     81.79
7.501% to 8.000%           12       2,664,162       0.56       8.826       618        222,013      93.71      64.62     30.26
8.001% to 8.500%            4         991,145       0.21       9.425       585        247,786      95.63     100.00     79.35
                        -----    ------------     ------       -----       ---       --------      -----     ------    ------
TOTAL:                  1,555    $473,228,855     100.00%      6.544%      657       $304,327      80.31%     76.21%    88.17%
                        =====    ============     ======       =====       ===       ========      =====     ======    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.558% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                     COMPUTATIONAL MATERIALS FOR
                                                            OWNIT, SERIES 2005-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES          LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
----------------      --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.500% or less            34    $ 13,227,940       2.80%      5.370%      688       $389,057      78.82%     95.49%   91.21%
11.501% to 12.000%        311     101,056,445      21.35       5.929       676        324,940      79.38      92.50    90.34
12.001% to 12.500%        540     165,911,681      35.06       6.316       656        307,244      79.95      86.36    90.24
12.501% to 13.000%        397     117,124,795      24.75       6.826       657        295,025      79.82      57.12    88.57
13.001% to 13.500%        142      40,969,507       8.66       7.308       630        288,518      82.50      59.65    83.68
13.501% to 14.000%         93      25,358,306       5.36       7.792       632        272,670      82.84      52.13    78.33
14.001% to 14.500%         22       5,924,873       1.25       8.325       593        269,312      84.80      67.06    79.07
14.501% to 15.000%         12       2,664,162       0.56       8.826       618        222,013      93.71      64.62    30.26
15.001% to 15.500%          4         991,145       0.21       9.425       585        247,786      95.63     100.00    79.35
                        -----    ------------     ------       -----       ---       --------      -----     ------    -----
TOTAL:                  1,555    $473,228,855     100.00%      6.544%      657       $304,327      80.31%     76.21%   88.17%
                        =====    ============     ======       =====       ===       ========      =====     ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.544% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
NEXT RATE             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
---------------       --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
April 2007                  2    $    644,820       0.14%      6.515%      638       $322,410      85.93%    100.00%   100.00%
May 2007                   14       4,894,359       1.03       6.449       643        349,597      77.68      73.78     86.83
June 2007                 442     135,124,213      28.55       6.577       651        305,711      80.19      74.77     90.12
July 2007                 777     241,237,692      50.98       6.533       661        310,473      80.34      74.19     88.05
August 2007                96      30,433,190       6.43       6.709       653        317,012      79.96      78.98     89.88
May 2008                    1         160,000       0.03       7.250       619        160,000      80.00     100.00    100.00
June 2008                  48      13,286,563       2.81       6.491       647        276,803      82.17      84.55     85.09
July 2008                  81      20,276,915       4.28       6.505       651        250,332      80.58      82.44     87.93
August 2008                11       3,413,208       0.72       6.480       674        310,292      81.23      86.09     84.55
June 2009                   1         476,000       0.10       6.999       651        476,000      80.00     100.00    100.00
July 2009                   7       1,744,178       0.37       6.223       672        249,168      80.00      84.82     35.46
May 2010                    1         272,400       0.06       6.375       621        272,400      80.00     100.00    100.00
June 2010                  31       9,343,838       1.97       6.213       682        301,414      79.60      90.63     77.00
July 2010                  39      11,000,777       2.32       6.426       668        282,071      80.53      87.92     83.11
August 2010                 4         920,700       0.19       6.551       627        230,175      80.00     100.00    100.00
                        -----    ------------     ------       -----       ---       --------     ------     ------    ------
TOTAL:                  1,555    $473,228,855     100.00%      6.544%      657       $304,327      80.31%     76.21%    88.17%
                        =====    ============     ======       =====       ===       ========     ======     ======    ======

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

                                                    COMPUTATIONAL  MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING                                   ORIGINAL
                                                        AMORTIZATION  AMORTIZATION     ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING      TERM          TERM      INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     LESS IO TERM  LESS IO TERM       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
    60,449.87    7.625     7.105      180       177          180           177             0              0            0
 1,079,751.03    7.018     6.498      180       177          180           177             0              0           36
    86,791.25    7.875     7.355      240       236          240           236             0              0           36
 3,256,782.30    8.188     7.668      360       357          360           357             0              0            0
 1,497,677.92    7.472     6.952      360       357          360           357             0              0           24
15,652,160.99    7.519     6.999      360       357          360           357             0              0           36
   319,950.00    8.084     7.564      360       356          240           240           120            116            0
   147,000.00    7.375     6.855      360       357          240           240           120            117           24
 1,194,006.80    7.320     6.800      360       357          240           240           120            117           36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                    COMPUTATIONAL  MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                                ORIGINAL      REMAINING
                                                              AMORTIZATION   AMORTIZATIO   ORIGINAL   REMAINING
                                                                  TERM           TERM      INTEREST    INTEREST
                               NET     ORIGINAL   REMAINING      LESS IO       LESS IO       ONLY        ONLY
    CURRENT      MORTGAGE   MORTGAGE     TERM        TERM         TERM           TERM        TERM        TERM       GROSS
  BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)    (MONTHS)    (MONTHS)   MARGIN(%)
  -----------    --------   --------   --------   ---------   ------------   -----------   --------   ---------   ---------
 16,399,482.62     7.563      7.043       360       357            360           357           0           0        6.559
  4,127,969.93     7.118      6.598       360       357            360           357           0           0        6.118
  2,597,848.24     7.177      6.657       360       357            360           357           0           0        6.201
 62,214,349.89     7.168      6.648       360       357            360           357           0           0        6.170
 16,374,874.43     7.425      6.905       360       357            360           357           0           0        6.430
  4,649,186.47     7.711      7.191       360       357            360           357           0           0        6.711
  1,084,429.78     7.064      6.544       360       357            360           357           0           0        6.064
  1,158,148.56     6.889      6.369       360       357            360           357           0           0        5.889
 14,197,115.25     6.816      6.296       360       357            360           357           0           0        5.804
    151,554.52     6.125      5.605       360       357            360           357           0           0        5.125
    133,277.58     7.125      6.605       360       357            360           357           0           0        6.125
    977,039.56     6.715      6.195       360       357            360           357           0           0        5.715
    275,789.32     6.290      5.770       360       358            360           358           0           0        5.290
  5,883,315.13     6.731      6.211       360       357            360           357           0           0        5.731
 18,175,208.36     7.300      6.780       360       357            300           300          60          57        6.293
  1,416,570.65     7.083      6.563       360       357            300           300          60          57        6.083
  9,469,922.80     6.873      6.353       360       357            300           300          60          57        5.873
123,056,388.92     6.853      6.333       360       357            300           300          60          57        5.864
 25,075,936.25     6.959      6.439       360       357            300           300          60          57        5.949
  1,786,617.41     7.038      6.518       360       356            300           300          60          56        6.038
    244,317.20     6.970      6.450       360       357            300           300          60          57        5.970
    130,000.00     6.750      6.230       360       356            300           300          60          56        5.750
    992,522.80     6.441      5.921       360       357            300           300          60          57        5.358
 26,255,341.90     6.674      6.154       360       357            300           300          60          57        5.657
    375,600.00     6.236      5.716       360       358            300           300          60          58        5.236
  2,414,498.97     6.738      6.218       360       357            300           300          60          57        5.758
    136,000.00     6.750      6.230       360       356            300           300          60          56        5.750
    188,399.56     7.273      6.753       360       356            300           300          60          56        6.273
  1,064,840.14     6.504      5.984       360       357            300           300          60          57        5.440
 18,172,601.54     6.638      6.118       360       357            300           300          60          57        5.640

                                                                      NUMBER OF
                                                                        MONTHS                ORIGINAL
                 INITIAL                                     RATE     UNTIL NEXT              MONTHS TO
                   RATE                                     CHANGE       RATE                PREPAYMENT
    CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT               PENALTY
  BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE       INDEX    EXPIRATION
  -----------    -------   --------   -------   -------   ---------   ----------   -------   ----------
 16,399,482.62    3.000      1.000     13.563    7.563        6           21       6M LIBOR       0
  4,127,969.93    3.000      1.000     13.118    7.118        6           21       6M LIBOR       6
  2,597,848.24    3.000      1.000     13.177    7.177        6           21       6M LIBOR      12
 62,214,349.89    3.000      1.000     13.168    7.168        6           21       6M LIBOR      24
 16,374,874.43    3.000      1.000     13.425    7.425        6           21       6M LIBOR      36
  4,649,186.47    3.000      1.000     13.711    7.711        6           33       6M LIBOR       0
  1,084,429.78    3.000      1.000     13.064    7.064        6           33       6M LIBOR       6
  1,158,148.56    3.000      1.000     12.889    6.889        6           33       6M LIBOR      24
 14,197,115.25    3.000      1.000     12.816    6.816        6           33       6M LIBOR      36
    151,554.52    3.000      1.000     12.125    6.125        6           45       6M LIBOR       0
    133,277.58    3.000      1.000     13.125    7.125        6           45       6M LIBOR      24
    977,039.56    3.000      1.000     12.715    6.715        6           45       6M LIBOR      36
    275,789.32    3.000      1.000     12.290    6.290        6           58       6M LIBOR       6
  5,883,315.13    3.000      1.000     12.731    6.731        6           57       6M LIBOR      36
 18,175,208.36    3.000      1.000     13.300    7.300        6           21       6M LIBOR       0
  1,416,570.65    3.000      1.000     13.083    7.083        6           21       6M LIBOR       6
  9,469,922.80    3.000      1.000     12.873    6.873        6           21       6M LIBOR      12
123,056,388.92    3.000      1.000     12.853    6.853        6           21       6M LIBOR      24
 25,075,936.25    3.000      1.000     12.959    6.959        6           21       6M LIBOR      36
  1,786,617.41    3.000      1.000     13.038    7.038        6           32       6M LIBOR       0
    244,317.20    3.000      1.000     12.970    6.970        6           33       6M LIBOR       6
    130,000.00    3.000      1.000     12.750    6.750        6           32       6M LIBOR      12
    992,522.80    3.000      1.000     12.441    6.441        6           33       6M LIBOR      24
 26,255,341.90    3.000      1.000     12.674    6.674        6           33       6M LIBOR      36
    375,600.00    3.000      1.000     12.236    6.236        6           46       6M LIBOR      24
  2,414,498.97    3.000      1.000     12.738    6.738        6           45       6M LIBOR      36
    136,000.00    3.000      1.000     12.750    6.750        6           56       6M LIBOR       0
    188,399.56    3.000      1.000     13.273    7.273        6           56       6M LIBOR       6
  1,064,840.14    3.000      1.000     12.504    6.504        6           57       6M LIBOR      24
 18,172,601.54    3.000      1.000     12.638    6.638        6           57       6M LIBOR      36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                              ORIGINAL       REMAINING                                     ORIGINAL
                                                            AMORTIZATION   AMORTIZATION      ORIGINAL       REMAINING      MONTHS TO
                             NET     ORIGINAL   REMAINING       TERM           TERM       INTEREST-ONLY   INTEREST-ONLY   PREPAYMENT
CURRENT        MORTGAGE   MORTGAGE     TERM        TERM     LESS IO TERM   LESS IO TERM        TERM            TERM         PENALTY
BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)        (MONTHS)        (MONTHS)     EXPIRATION
-----------    --------   --------   --------   ---------   ------------   ------------   -------------   -------------   ----------
  583,046.58     6.750      6.230       180        176           180            176              0               0            36
  352,832.83     7.959      7.439       360        357           360            357              0               0             0
  303,475.05     6.750      6.230       360        358           360            358              0               0            24
6,172,130.67     6.810      6.290       360        356           360            356              0               0            36
2,436,255.02     6.947      6.427       360        357           240            240            120             117            36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                                ORIGINAL       REMAINING
                                                              AMORTIZATION   AMORTIZATION   ORIGINAL   REMAINING
                                                                  TERM           TERM       INTEREST    INTEREST
                               NET     ORIGINAL   REMAINING      LESS IO        LESS IO       ONLY        ONLY
CURRENT          MORTGAGE   MORTGAGE     TERM        TERM         TERM           TERM         TERM        TERM       GROSS
BALANCE ($)       RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-----------      --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
  4,676,418.10     7.471      6.951       360        357           360            357           0           0        6.471
    175,234.92     6.125      5.605       360        357           360            357           0           0        5.125
  7,417,127.43     6.804      6.284       360        357           360            357           0           0        5.762
 30,126,841.85     6.659      6.139       360        357           360            357           0           0        5.667
  3,506,863.09     7.372      6.852       360        357           360            357           0           0        6.403
  1,192,094.46     6.997      6.477       360        357           360            357           0           0        5.997
    157,180.55     6.625      6.105       360        357           360            357           0           0        5.625
    406,893.44     6.316      5.796       360        357           360            357           0           0        5.316
  3,198,398.96     6.843      6.323       360        356           360            356           0           0        5.843
  1,125,777.94     6.351      5.831       360        357           360            357           0           0        5.469
  4,007,535.41     6.164      5.644       360        356           360            356           0           0        5.168
 16,402,837.88     6.916      6.396       360        357           300            300          60          57        5.923
 48,966,915.64     6.457      5.937       360        357           300            300          60          57        5.474
273,976,012.67     6.516      5.996       360        357           300            300          60          57        5.534
 27,086,023.25     6.532      6.012       360        357           300            300          60          57        5.559
    346,950.00     6.729      6.209       360        357           300            300          60          57        5.729
    452,800.00     6.383      5.863       360        357           300            300          60          57        5.386
  3,194,463.00     6.514      5.994       360        356           300            300          60          56        5.514
 28,187,906.53     6.440      5.920       360        357           300            300          60          57        5.439
  1,094,400.00     6.429      5.909       360        357           300            300          60          57        5.533
    446,500.00     7.625      7.105       360        357           300            300          60          57        6.625
    267,200.00     6.500      5.980       360        356           300            300          60          56        5.500
 16,816,480.05     6.343      5.823       360        357           300            300          60          57        5.342

                                                                       NUMBER OF
                                                                        MONTHS                 ORIGINAL
                 INITIAL                                     RATE     UNTIL NEXT               MONTHS TO
                   RATE                                     CHANGE       RATE                 PREPAYMENT
CURRENT           CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
BALANCE ($)       CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
-----------      -------   --------   -------   -------   ---------   ----------   --------   ----------
  4,676,418.10    3.000      1.000     13.471    7.471        6           21       6M LIBOR        0
    175,234.92    3.000      1.000     12.125    6.125        6           21       6M LIBOR        6
  7,417,127.43    3.000      1.000     12.804    6.804        6           21       6M LIBOR       12
 30,126,841.85    3.000      1.000     12.659    6.659        6           21       6M LIBOR       24
  3,506,863.09    3.000      1.000     13.372    7.372        6           21       6M LIBOR       36
  1,192,094.46    3.000      1.000     12.997    6.997        6           33       6M LIBOR        0
    157,180.55    3.000      1.000     12.625    6.625        6           33       6M LIBOR        6
    406,893.44    3.000      1.000     12.316    6.316        6           33       6M LIBOR       24
  3,198,398.96    3.000      1.000     12.843    6.843        6           32       6M LIBOR       36
  1,125,777.94    3.000      1.000     12.351    6.351        6           45       6M LIBOR       36
  4,007,535.41    3.000      1.000     12.155    6.155        6           56       6M LIBOR       36
 16,402,837.88    3.000      1.000     12.916    6.916        6           21       6M LIBOR        0
 48,966,915.64    3.000      1.000     12.456    6.456        6           21       6M LIBOR       12
273,976,012.67    3.000      1.000     12.516    6.516        6           21       6M LIBOR       24
 27,086,023.25    3.000      1.000     12.532    6.532        6           21       6M LIBOR       36
    346,950.00    3.000      1.000     12.729    6.729        6           33       6M LIBOR        0
    452,800.00    3.000      1.000     12.383    6.383        6           33       6M LIBOR       12
  3,194,463.00    3.000      1.000     12.514    6.514        6           32       6M LIBOR       24
 28,187,906.53    3.000      1.000     12.440    6.440        6           33       6M LIBOR       36
  1,094,400.00    3.000      1.000     12.429    6.429        6           45       6M LIBOR       36
    446,500.00    3.000      1.000     13.625    7.625        6           57       6M LIBOR        6
    267,200.00    3.000      1.000     12.500    6.500        6           56       6M LIBOR       24
 16,816,480.05    3.000      1.000     12.343    6.343        6           57       6M LIBOR       36

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

          BEGINNING     ENDING       NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ----------   ----------   -----------   ----------------   ----------------
   1     10/28/2005   11/25/2005   285,517,000         6.715              9.750
   2     11/25/2005   12/25/2005   282,209,566         6.250              9.750
   3     12/25/2005    1/25/2006   278,047,817         6.041              9.750
   4      1/25/2006    2/25/2006   273,034,505         6.041              9.750
   5      2/25/2006    3/25/2006   267,182,115         6.715              9.750
   6      3/25/2006    4/25/2006   260,502,042         6.041              9.750
   7      4/25/2006    5/25/2006   253,018,333         6.251              9.750
   8      5/25/2006    6/25/2006   244,754,671         6.041              9.750
   9      6/25/2006    7/25/2006   235,789,826         6.251              9.750
  10      7/25/2006    8/25/2006   226,162,170         6.042              9.750
  11      8/25/2006    9/25/2006   216,812,838         6.042              9.750
  12      9/25/2006   10/25/2006   207,735,383         6.252              9.750
  13     10/25/2006   11/25/2006   198,921,870         6.042              9.750
  14     11/25/2006   12/25/2006   190,364,598         6.253              9.750
  15     12/25/2006    1/25/2007   182,056,089         6.043              9.750
  16      1/25/2007    2/25/2007   173,989,087         6.043              9.750
  17      2/25/2007    3/25/2007   166,156,545         6.718              9.750
  18      3/25/2007    4/25/2007   158,551,625         6.044              9.750
  19      4/25/2007    5/25/2007   151,167,686         6.254              9.750
  20      5/25/2007    6/25/2007   143,960,197         6.045              9.750
  21      6/25/2007    7/25/2007   130,997,321         6.256              9.750
  22      7/25/2007    8/25/2007   118,742,319         8.134              9.750
  23      8/25/2007    9/25/2007   107,187,684         8.130              9.750
  24      9/25/2007   10/25/2007    96,272,019         8.404              9.750
  25     10/25/2007   11/25/2007    85,981,763         8.120              9.750
  26     11/25/2007   12/25/2007    79,729,492         8.397              9.750
  27     12/25/2007    1/25/2008    73,700,590         8.116              9.750
  28      1/25/2008    2/25/2008    67,880,582         8.800              9.750
  29      2/25/2008    3/25/2008    62,266,092         9.421              9.750
  30      3/25/2008    4/25/2008    56,845,887         8.794              9.750
  31      4/25/2008    5/25/2008    51,613,179         9.092              9.750
  32      5/25/2008    6/25/2008    46,561,421         8.787              9.750
  33      6/25/2008    7/25/2008    41,684,294         9.099              9.750

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

          BEGINNING     ENDING       NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ----------   ----------   -----------   ----------------   ----------------
   1     10/28/2005   11/25/2005   360,616,000         6.232              9.770
   2     11/25/2005   12/25/2005   356,476,852         5.801              9.770
   3     12/25/2005    1/25/2006   351,247,207         5.606              9.770
   4      1/25/2006    2/25/2006   344,929,981         5.606              9.770
   5      2/25/2006    3/25/2006   337,540,635         6.232              9.770
   6      3/25/2006    4/25/2006   329,093,275         5.606              9.770
   7      4/25/2006    5/25/2006   319,618,237         5.801              9.770
   8      5/25/2006    6/25/2006   309,157,230         5.606              9.770
   9      6/25/2006    7/25/2006   297,760,451         5.801              9.770
  10      7/25/2006    8/25/2006   285,498,404         5.606              9.770
  11      8/25/2006    9/25/2006   273,594,758         5.606              9.770
  12      9/25/2006   10/25/2006   262,039,027         5.801              9.770
  13     10/25/2006   11/25/2006   250,821,030         5.607              9.770
  14     11/25/2006   12/25/2006   239,930,886         5.801              9.770
  15     12/25/2006    1/25/2007   229,359,001         5.607              9.770
  16      1/25/2007    2/25/2007   219,096,064         5.607              9.770
  17      2/25/2007    3/25/2007   209,133,035         6.232              9.770
  18      3/25/2007    4/25/2007   199,461,141         5.607              9.770
  19      4/25/2007    5/25/2007   190,071,863         5.801              9.770
  20      5/25/2007    6/25/2007   180,777,919         5.607              9.770
  21      6/25/2007    7/25/2007   163,985,718         5.802              9.770
  22      7/25/2007    8/25/2007   148,132,580         8.077              9.770
  23      8/25/2007    9/25/2007   133,176,017         8.075              9.770
  24      9/25/2007   10/25/2007   119,054,971         8.349              9.770
  25     10/25/2007   11/25/2007   105,826,469         8.069              9.770
  26     11/25/2007   12/25/2007    97,861,890         8.345              9.770
  27     12/25/2007    1/25/2008    90,176,618         8.067              9.770
  28      1/25/2008    2/25/2008    82,760,831         8.885              9.770
  29      2/25/2008    3/25/2008    75,606,966         9.513              9.770
  30      3/25/2008    4/25/2008    68,703,837         8.883              9.770
  31      4/25/2008    5/25/2008    62,042,629         9.185              9.770
  32      5/25/2008    6/25/2008    55,614,837         8.880              9.770
  33      6/25/2008    7/25/2008    49,412,256         9.220              9.770

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

      ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-3 AND CLASS M CERTIFICATES

          BEGINNING     ENDING       NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ----------   ----------   -----------   ----------------   ----------------
   1     10/28/2005   11/25/2005   187,388,000         6.054              9.370
   2     11/25/2005   12/25/2005   187,388,000         5.608              9.370
   3     12/25/2005    1/25/2006   187,388,000         5.407              9.370
   4      1/25/2006    2/25/2006   187,388,000         5.407              9.370
   5      2/25/2006    3/25/2006   187,388,000         6.054              9.370
   6      3/25/2006    4/25/2006   187,388,000         5.407              9.370
   7      4/25/2006    5/25/2006   187,388,000         5.608              9.370
   8      5/25/2006    6/25/2006   187,388,000         5.407              9.370
   9      6/25/2006    7/25/2006   187,388,000         5.609              9.370
  10      7/25/2006    8/25/2006   187,388,000         5.407              9.370
  11      8/25/2006    9/25/2006   187,388,000         5.408              9.370
  12      9/25/2006   10/25/2006   187,388,000         5.609              9.370
  13     10/25/2006   11/25/2006   187,388,000         5.408              9.370
  14     11/25/2006   12/25/2006   187,388,000         5.609              9.370
  15     12/25/2006    1/25/2007   187,388,000         5.408              9.370
  16      1/25/2007    2/25/2007   187,388,000         5.409              9.370
  17      2/25/2007    3/25/2007   187,388,000         6.056              9.370
  18      3/25/2007    4/25/2007   187,388,000         5.409              9.370
  19      4/25/2007    5/25/2007   187,388,000         5.610              9.370
  20      5/25/2007    6/25/2007   187,388,000         5.409              9.370
  21      6/25/2007    7/25/2007   187,388,000         5.611              9.370
  22      7/25/2007    8/25/2007   187,388,000         7.711              9.370
  23      8/25/2007    9/25/2007   187,388,000         7.708              9.370
  24      9/25/2007   10/25/2007   187,388,000         7.982              9.370
  25     10/25/2007   11/25/2007   187,388,000         7.700              9.370
  26     11/25/2007   12/25/2007   187,388,000         7.977              9.370
  27     12/25/2007    1/25/2008   187,388,000         7.698              9.370
  28      1/25/2008    2/25/2008   187,388,000         8.457              9.370
  29      2/25/2008    3/25/2008   187,388,000         9.081              9.370
  30      3/25/2008    4/25/2008   187,388,000         8.452              9.370
  31      4/25/2008    5/25/2008   187,388,000         8.753              9.370
  32      5/25/2008    6/25/2008   187,388,000         8.448              9.370
  33      6/25/2008    7/25/2008   187,388,000         8.775              9.370

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
   1     10/28/2005           --              --
   2     11/25/2005        6.500          10.000
   3     12/25/2005        6.291          10.000
   4      1/25/2006        6.291          10.000
   5      2/25/2006        6.965          10.000
   6      3/25/2006        6.291          10.000
   7      4/25/2006        6.501          10.000
   8      5/25/2006        6.291          10.000
   9      6/25/2006        6.501          10.000
  10      7/25/2006        6.292          10.000
  11      8/25/2006        6.292          10.000
  12      9/25/2006        6.502          10.000
  13     10/25/2006        6.292          10.000
  14     11/25/2006        6.503          10.000
  15     12/25/2006        6.293          10.000
  16      1/25/2007        6.293          10.000
  17      2/25/2007        6.968          10.000
  18      3/25/2007        6.294          10.000
  19      4/25/2007        6.504          10.000
  20      5/25/2007        6.295          10.000
  21      6/25/2007        6.506          10.000
  22      7/25/2007        8.384          10.000
  23      8/25/2007        8.380          10.000
  24      9/25/2007        8.654          10.000
  25     10/25/2007        8.370          10.000
  26     11/25/2007        8.647          10.000
  27     12/25/2007        8.366          10.000
  28      1/25/2008        8.628          10.000
  29      2/25/2008        9.220          10.000
  30      3/25/2008        8.623          10.000
  31      4/25/2008        8.908          10.000
  32      5/25/2008        8.618          10.000
  33      6/25/2008        8.916          10.000
  34      7/25/2008        8.980          10.079
  35      8/25/2008        8.977          10.074
  36      9/25/2008        9.272          10.404
  37     10/25/2008        8.970          10.063
  38     11/25/2008        9.265          10.393
  39     12/25/2008        8.964          10.057
  40      1/25/2009        9.004          10.842
  41      2/25/2009        9.964          11.997
  42      3/25/2009        8.996          10.829
  43      4/25/2009        9.292          11.182
  44      5/25/2009        8.988          10.815
  45      6/25/2009        9.284          11.172
  46      7/25/2009        9.007          10.946
  47      8/25/2009        9.005          10.942
  48      9/25/2009        9.301          11.298
  49     10/25/2009        8.997          10.926
  50     11/25/2009        9.293          11.282
  51     12/25/2009        8.988          10.915
  52      1/25/2010        8.988          11.029
  53      2/25/2010        9.946          12.203
  54      3/25/2010        8.979          11.013
  55      4/25/2010        9.274          11.371
  56      5/25/2010        8.970          10.996
  57      6/25/2010        9.267          11.355
  58      7/25/2010        9.139          11.164
  59      8/25/2010        9.135          11.157
  60      9/25/2010        9.434          11.519
  61     10/25/2010        9.125          11.138
  62     11/25/2010        9.423          11.499
  63     12/25/2010        9.114          11.118
  64      1/25/2011        9.131          11.174
  65      2/25/2011       10.103          12.362
  66      3/25/2011        9.119          11.155
  67      4/25/2011        9.417          11.515
  68      5/25/2011        9.108          11.133
  69      6/25/2011        9.405          11.493

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 4.0446% and 4.3809%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 4.0446% and 4.3809%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
1        10/28/2005           --               --
2        11/25/2005        6.031           10.000
3        12/25/2005        5.836           10.000
4         1/25/2006        5.836           10.000
5         2/25/2006        6.462           10.000
6         3/25/2006        5.836           10.000
7         4/25/2006        6.031           10.000
8         5/25/2006        5.836           10.000
9         6/25/2006        6.031           10.000
10        7/25/2006        5.836           10.000
11        8/25/2006        5.836           10.000
12        9/25/2006        6.031           10.000
13       10/25/2006        5.837           10.000
14       11/25/2006        6.031           10.000
15       12/25/2006        5.837           10.000
16        1/25/2007        5.837           10.000
17        2/25/2007        6.462           10.000
18        3/25/2007        5.837           10.000
19        4/25/2007        6.031           10.000
20        5/25/2007        5.837           10.000
21        6/25/2007        6.032           10.000
22        7/25/2007        8.307           10.000
23        8/25/2007        8.305           10.000
24        9/25/2007        8.579           10.000
25       10/25/2007        8.299           10.000
26       11/25/2007        8.575           10.000
27       12/25/2007        8.297           10.000
28        1/25/2008        8.622           10.000
29        2/25/2008        9.215           10.000
30        3/25/2008        8.619           10.000
31        4/25/2008        8.905           10.000
32        5/25/2008        8.617           10.000
33        6/25/2008        8.940           10.000
34        7/25/2008        8.834           10.143
35        8/25/2008        8.832           10.141
36        9/25/2008        9.125           10.477
37       10/25/2008        8.829           10.136
38       11/25/2008        9.122           10.472
39       12/25/2008        8.831           10.144
40        1/25/2009        8.853           11.017
41        2/25/2009        9.799           12.194
42        3/25/2009        8.849           11.011
43        4/25/2009        9.143           11.375
44        5/25/2009        8.846           11.005
45        6/25/2009        9.139           11.382
46        7/25/2009        8.856           11.085
47        8/25/2009        8.854           11.082
48        9/25/2009        9.147           11.448
49       10/25/2009        8.850           11.075
50       11/25/2009        9.144           11.441
51       12/25/2009        8.847           11.081
52        1/25/2010        8.847           11.142
53        2/25/2010        9.793           12.332
54        3/25/2010        8.843           11.135
55        4/25/2010        9.136           11.503
56        5/25/2010        8.839           11.128
57        6/25/2010        9.156           11.519
58        7/25/2010        8.960           11.249
59        8/25/2010        8.958           11.245
60        9/25/2010        9.254           11.616
61       10/25/2010        8.953           11.237
62       11/25/2010        9.249           11.607
63       12/25/2010        8.951           11.236
64        1/25/2011        8.962           11.270
65        2/25/2011        9.919           12.472
66        3/25/2011        8.957           11.261
67        4/25/2011        9.253           11.632
68        5/25/2011        8.952           11.252
69        6/25/2011        9.247           11.630

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 4.0446% and 4.3809%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 4.0446% and 4.3809%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

          CLASS A-3 AND CLASS M CERTIFICATES AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
1        10/28/2005           --               --
2        11/25/2005        6.238           10.000
3        12/25/2005        6.037           10.000
4         1/25/2006        6.037           10.000
5         2/25/2006        6.684           10.000
6         3/25/2006        6.037           10.000
7         4/25/2006        6.238           10.000
8         5/25/2006        6.037           10.000
9         6/25/2006        6.239           10.000
10        7/25/2006        6.037           10.000
11        8/25/2006        6.038           10.000
12        9/25/2006        6.239           10.000
13       10/25/2006        6.038           10.000
14       11/25/2006        6.239           10.000
15       12/25/2006        6.038           10.000
16        1/25/2007        6.039           10.000
17        2/25/2007        6.686           10.000
18        3/25/2007        6.039           10.000
19        4/25/2007        6.240           10.000
20        5/25/2007        6.039           10.000
21        6/25/2007        6.241           10.000
22        7/25/2007        8.341           10.000
23        8/25/2007        8.338           10.000
24        9/25/2007        8.612           10.000
25       10/25/2007        8.330           10.000
26       11/25/2007        8.607           10.000
27       12/25/2007        8.328           10.000
28        1/25/2008        8.624           10.000
29        2/25/2008        9.217           10.000
30        3/25/2008        8.621           10.000
31        4/25/2008        8.906           10.000
32        5/25/2008        8.617           10.000
33        6/25/2008        8.930           10.000
34        7/25/2008        8.898           10.115
35        8/25/2008        8.896           10.111
36        9/25/2008        9.190           10.445
37       10/25/2008        8.891           10.104
38       11/25/2008        9.185           10.437
39       12/25/2008        8.890           10.106
40        1/25/2009        8.919           10.940
41        2/25/2009        9.872           12.107
42        3/25/2009        8.914           10.930
43        4/25/2009        9.209           11.290
44        5/25/2009        8.909           10.921
45        6/25/2009        9.203           11.289
46        7/25/2009        8.922           11.024
47        8/25/2009        8.921           11.020
48        9/25/2009        9.215           11.382
49       10/25/2009        8.915           11.009
50       11/25/2009        9.209           11.371
51       12/25/2009        8.909           11.007
52        1/25/2010        8.909           11.092
53        2/25/2010        9.861           12.275
54        3/25/2010        8.903           11.081
55        4/25/2010        9.197           11.445
56        5/25/2010        8.897           11.069
57        6/25/2010        9.205           11.447
58        7/25/2010        9.039           11.212
59        8/25/2010        9.036           11.206
60        9/25/2010        9.334           11.573
61       10/25/2010        9.029           11.193
62       11/25/2010        9.328           11.558
63       12/25/2010        9.025           11.183
64        1/25/2011        9.039           11.226
65        2/25/2011       10.003           12.422
66        3/25/2011        9.031           11.212
67        4/25/2011        9.328           11.579
68        5/25/2011        9.023           11.197
69        6/25/2011        9.320           11.567

(1) Available Funds Cap for the Class A-3 and Class M Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 4.0446% and 4.3809%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 4.0664% and 4.3809%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                         DISCOUNT MARGIN TABLE (TO CALL)

                         0%             80%             100%            150%            200%
                   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
                    DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                   -------------   -------------   -------------   -------------   -------------
CLASS A-2A1
100.0000%                 12              12              12              12              12
WAL (YRS)              15.73            1.17            1.00            0.72            0.57
MOD DURN (YRS)         11.16            1.13            0.97            0.70            0.56
PRINCIPAL WINDOW   Nov05 - Jan28   Nov05 - Oct07   Nov05 - Jul07   Nov05 - Jan07   Nov05 - Oct06

CLASS A-2B
100.0000%                 35              35              35              35              35
WAL (YRS)              19.83            2.18            1.69            1.13            0.90
MOD DURN (YRS)         12.71            2.02            1.60            1.09            0.87
PRINCIPAL WINDOW   Nov05 - Apr34   Nov05 - Apr12   Nov05 - Oct10   Nov05 - Nov07   Nov05 - Jun07

CLASS A-3
100.0000%                 45              45              45              45              45
WAL (YRS)              28.78            7.30            5.66            2.39            1.77
MOD DURN (YRS)         15.95            6.17            4.96            2.25            1.69
PRINCIPAL WINDOW   Apr34 - Aug34   May12 - Mar13   Nov10 - Jul11   Nov07 - Jul08   Jun07 - Aug07

CLASS M-1
100.0000%                 55              55              55              55              55
WAL (YRS)              26.88            5.02            4.35            3.00            1.90
MOD DURN (YRS)         15.22            4.40            3.90            2.78            1.81
PRINCIPAL WINDOW   Apr29 - Aug34   Jan09 - Mar13   May09 - Jul11   Jul08 - Mar09   Aug07 - Oct07

CLASS M-2
100.0000%                 65              65              65              65              65
WAL (YRS)              26.88            4.99            4.22            3.41            2.03
MOD DURN (YRS)         15.05            4.37            3.78            3.12            1.92
PRINCIPAL WINDOW   Apr29 - Aug34   Dec08 - Mar13   Feb09 - Jul11   Mar09 - Mar09   Oct07 - Nov07

CLASS M-3
100.0000%                 70              70              70              70              70
WAL (YRS)              26.88            4.98            4.16            3.41            2.08
MOD DURN (YRS)         14.97            4.35            3.73            3.12            1.96
PRINCIPAL WINDOW   Apr29 - Aug34   Dec08 - Mar13   Feb09 - Jul11   Mar09 - Mar09   Nov07 - Nov07

CLASS M-4
100.0000%                 80              80              80              80              80
WAL (YRS)              26.88            4.98            4.14            3.41            2.08
MOD DURN (YRS)         14.80            4.34            3.70            3.11            1.96
PRINCIPAL WINDOW   Apr29 - Aug34   Dec08 - Mar13   Jan09 - Jul11   Mar09 - Mar09   Nov07 - Nov07

CLASS M-5
100.0000%                130             130             130             130             130
WAL (YRS)              26.88            4.97            4.12            3.41            2.08
MOD DURN (YRS)         14.01            4.26            3.63            3.08            1.94
PRINCIPAL WINDOW   Apr29 - Aug34   Nov08 - Mar13   Dec08 - Jul11   Mar09 - Mar09   Nov07 - Nov07

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                         0%             80%             100%            150%            200%
                   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                    DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                   -------------   -------------   -------------   -------------   -------------
CLASS A-2A1
100.0000%                 12              12              12              12              12
WAL (YRS)              15.73            1.17            1.00            0.72            0.57
MOD DURN (YRS)         11.16            1.13            0.97            0.70            0.56
PRINCIPAL WINDOW   Nov05 - Jan28   Nov05 - Oct07   Nov05 - Jul07   Nov05 - Jan07   Nov05 - Oct06

CLASS A-2B
100.0000%                 35              35              35              35              35
WAL (YRS)              19.83            2.18            1.69            1.13            0.90
MOD DURN (YRS)         12.71            2.02            1.60            1.09            0.87
PRINCIPAL WINDOW   Nov05 - Apr34   Nov05 - Apr12   Nov05 - Oct10   Nov05 - Nov07   Nov05 - Jun07

CLASS A-3
100.0000%                 45              53              54              45              45
WAL (YRS)              29.14            9.44            7.36            2.39            1.77
MOD DURN (YRS)         16.04            7.54            6.16            2.25            1.69
PRINCIPAL WINDOW   Apr34 - Jul35   May12 - Jun22   Nov10 - Dec18   Nov07 - Jul08   Jun07 - Aug07

CLASS M-1
100.0000%                 55              57              57              60              55
WAL (YRS)              26.97            5.52            4.75            3.85            1.90
MOD DURN (YRS)         15.25            4.73            4.18            3.44            1.81
PRINCIPAL WINDOW   Apr29 - Jun35   Jan09 - Jan19   May09 - Feb16   Jul08 - Oct13   Aug07 - Oct07

CLASS M-2
100.0000%                 65              67              67              75              65
WAL (YRS)              26.97            5.46            4.58            5.06            2.04
MOD DURN (YRS)         15.07            4.67            4.04            4.45            1.93
PRINCIPAL WINDOW   Apr29 - May35   Dec08 - Jan18   Feb09 - May15   Feb10 - Nov11   Oct07 - Dec07

CLASS M-3
100.0000%                 70              72              72              76              72
WAL (YRS)              26.97            5.40            4.50            4.25            2.22
MOD DURN (YRS)         14.99            4.63            3.97            3.82            2.09
PRINCIPAL WINDOW   Apr29 - Apr35   Dec08 - Jan17   Feb09 - Jul14   Oct09 - Jan11   Dec07 - Feb08

CLASS M-4
100.0000%                 80              82              82              85              85
WAL (YRS)              26.96            5.36            4.44            3.96            2.41
MOD DURN (YRS)         14.82            4.58            3.91            3.56            2.26
PRINCIPAL WINDOW   Apr29 - Apr35   Dec08 - Aug16   Jan09 - Mar14   Jun09 - Nov10   Feb08 - May08

CLASS M-5
100.0000%                130             133             133             135             143
WAL (YRS)              26.96            5.29            4.37            3.71            2.64
MOD DURN (YRS)         14.02            4.46            3.81            3.33            2.44
PRINCIPAL WINDOW   Apr29 - Mar35   Nov08 - Oct15   Dec08 - Jul13   Apr09 - Jun10   May08 - Jul08

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 4.0446%, 6ML = 4.3809%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 STATIC LIBOR                     FORWARD LIBOR
                        ------------------------------   ------------------------------
                        35% LOSS   45% LOSS   55% LOSS   35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY   SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------   --------   --------   --------
CLASS M-1   CDR Break    25.027%    18.708%    14.950%    23.632%    17.637%    14.079%
            Cum Loss      16.04%     16.79%     17.32%     15.43%     16.07%     16.53%
CLASS M-2   CDR Break    19.297%    14.715%    11.897%    17.978%    13.689%    11.059%
            Cum Loss      13.36%     14.00%     14.44%     12.68%     13.23%     13.61%
CLASS M-3   CDR Break    17.569%    13.476%    10.935%    16.269%    12.464%    10.108%
            Cum Loss      12.47%     13.06%     13.48%     11.76%     12.27%     12.63%
CLASS M-4   CDR Break    14.890%    11.524%     9.406%    13.628%    10.537%     8.595%
            Cum Loss      10.99%     11.51%     11.88%     10.25%     10.70%     11.01%
CLASS M-5   CDR Break    13.211%    10.284%     8.420%    11.977%     9.313%     7.621%
            Cum Loss      10.00%     10.48%     10.81%      9.24%      9.64%      9.92%

                              (PLOT POINTS TO COME)

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2005-4

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 4.0446%, 6ML = 4.3809%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS SPREAD    EXCESS SPREAD
              IN BPS            IN BPS
PERIOD    (STATIC LIBOR)   (FORWARD LIBOR)
-------   --------------   ---------------
Avg yr1        179*              130*
Avg yr2        232               176
Avg yr3        429               387
Avg yr4        469               434
Avg yr5        485               449

          EXCESS                        EXCESS
          SPREAD                        SPREAD
          IN BPS   1 MONTH   6 MONTH    IN BPS
         (STATIC   FORWARD   FORWARD   (FORWARD
PERIOD    LIBOR)    LIBOR     LIBOR     LIBOR)
------   -------   -------   -------   --------
1           *      4.0446%   4.3809%       *
2          186     4.1790%   4.4794%      172
3          171     4.3533%   4.5535%      140
4          171     4.3689%   4.6085%      138
5          215     4.5309%   4.6518%      169
6          170     4.6087%   4.6771%      114
7          185     4.5713%   4.6948%      133
8          169     4.6284%   4.7164%      111
9          184     4.6879%   4.7226%      121
10         169     4.6081%   4.7156%      112
11         168     4.6860%   4.7186%      104
12         182     4.7200%   4.7064%      116
13         167     4.6955%   4.6855%      102
14         181     4.6673%   4.6661%      121
15         166     4.6448%   4.6519%      106
16         165     4.6245%   4.6402%      108
17         209     4.6078%   4.6328%      157
18         164     4.5962%   4.6298%      109
19         178     4.5871%   4.6291%      125
20         163     4.5807%   4.6330%      110
21         176     4.5786%   4.6381%      124
22         400     4.5807%   4.6474%      344
23         398     4.5858%   4.6563%      343
24         412     4.5940%   4.6655%      357
25         396     4.6052%   4.6769%      338
26         410     4.6156%   4.6861%      353
27         394     4.6271%   4.6954%      334
28         424     4.6369%   4.7048%      389
29         454     4.6450%   4.7130%      422
30         422     4.6554%   4.7217%      385
31         437     4.6635%   4.7297%      400
32         420     4.6718%   4.7377%      381
33         437     4.6800%   4.7440%      399
34         448     4.6874%   4.7520%      411
35         447     4.6941%   4.7589%      409
36         461     4.7009%   4.7652%      425
37         444     4.7080%   4.7736%      405
38         465     4.7141%   4.7813%      427
39         453     4.7219%   4.7904%      413
40         459     4.7299%   4.7998%      425
41         506     4.7371%   4.8092%      479
42         461     4.7470%   4.8211%      426
43         477     4.7559%   4.8308%      444
44         463     4.7656%   4.8423%      426
45         479     4.7760%   4.8537%      443
46         467     4.7869%   4.8644%      433
47         468     4.7989%   4.8748%      433
48         484     4.8099%   4.8846%      450
49         469     4.8215%   4.8929%      431
50         485     4.8321%   4.9007%      449
51         470     4.8416%   4.9079%      430
52         470     4.8494%   4.9127%      435
53         517     4.8553%   4.9172%      489
54         471     4.8621%   4.9216%      434
55         487     4.8667%   4.9230%      452
56         472     4.8715%   4.9243%      434
57         490     4.8731%   4.9242%      454
58         489     4.8748%   4.9243%      452
59         490     4.8755%   4.9247%      452
60         506     4.8739%   4.9232%      471
61         491     4.8729%   4.9235%      454
62         507     4.8722%   4.9243%      473
63         493     4.8722%   4.9265%      456
64         496     4.8736%   4.9286%      462
65         544     4.8734%   4.9326%      518
66         499     4.8765%   4.9372%      465
67         516     4.8788%   4.9413%      484
68         502     4.8831%   4.9480%      467
69         519     4.8868%   4.9529%      486
70         ***     4.8920%   4.9594%      ***

* Due to short accrual in the 1st period Excess Spread is not being shown. Average Excess Spread for year 1 is calculated over 11 periods.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.